UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23598

Western Asset Diversified Income Fund

Exact name of registrant as specified in charter)

One Madison Avenue, 17th Floor, New York, NY 10010

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

ITEM 1.	REPORT TO STOCKHOLDERS

(a) The Report to Shareholders is filed herewith

Annual Report
December 31, 2025

WESTERN ASSET
DIVERSIFIED INCOME
FUND (WDI)

Fund objectives
The Fund’s primary investment objective is to seek high current income. As a secondary investment objective, the Fund will seek capital appreciation.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, across fixed income sectors and securities in seeking to deliver a well-diversified portfolio. It is anticipated that the Fund will dissolve on or about June 24, 2033, unless an Eligible Tender Offer is conducted and certain other conditions are satisfied, as described in this report.
What’s inside

II
Western Asset Diversified Income Fund

Letter from the president

Dear Shareholder,
We are pleased to provide the annual report of Western Asset Diversified Income Fund for the twelve-month reporting period ended December 31, 2025. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.
Special shareholder notice
Effective January 27, 2026, the named portfolio management team responsible for the day-to-day oversight of Western Asset Diversified Income Fund (the “Fund”) is as follows: Michael Buchanan, Annabel Rudebeck, Greg Handler, Christopher Kilpatrick, Rafael Zielonka, John Hwang and Ryan Kohan.
As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:
•
 Fund prices and performance,
•
 Market insights and commentaries from our portfolio managers, and
•
 A host of educational resources.
We look forward to helping you meet your financial goals.
Sincerely,

Jane Trust, CFA

President and Chief Executive Officer
January 30, 2026
Western Asset Diversified Income Fund

III

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Fund overview
Q. What is the Fund’s investment strategy?
A. The Fund’s primary investment objective is to seek high current income. As a secondary investment objective, the Fund will seek capital appreciation. Under normal circumstances, the Fund will invest across fixed income sectors and securities to deliver a well-diversified portfolio. Western Asset Management Company, LLC (Western Asset) will seek to dynamically rotate investments into sectors and securities that it believes to be undervalued from a fundamental perspective with an attractive return profile and away from investments that it believes to be overvalued. The Fund may invest in investment-grade and high-yield corporate debt securities, senior loans, agency and non-agency residential mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS), government (i.e., sovereign) debt (including U.S. government obligations), floating rate securities, bank loans, collateralized loan obligations (CLOs), asset-backed securities (whose underlying asset classes include, but are not limited to, equipment leases, solar and student loans), private debt and mortgage whole loans.
The Fund may invest up to 15% of its Managed Assets in securities issued by CLOs, including up to 5% of its Managed Assets in equity securities issued by CLOs (i.e., subordinated, or residual tranches of CLO securities). “Managed Assets” means the net assets of the Fund plus the principal amount of any borrowings or preferred shares that may be outstanding, reverse repurchase agreements, dollar rolls or similar transactions. Although the Fund does not specifically target covenant lite loans, the Fund may invest in covenant lite loans if market conditions result in loans having fewer covenants. With respect to all of the securities in which the Fund may invest, the Fund may invest in securities rated below investment grade (that is, securities rated below the Baa/BBB categories, or, if unrated, determined to be of comparable credit quality by Western Asset). These below investment grade securities that comprise the Fund’s portfolio are commonly referred to as either “high yield” securities or “junk bonds.” The Fund may invest up to 25% of its Managed Assets in securities, including structured instruments such as MBS and CMBS, rated CCC or below (or, if unrated, determined to be of comparable credit quality by Western Asset) at the time of investment. For this purpose, if a security is rated by multiple nationally recognized statistical rating organizations (NRSROs) and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO. The Fund may invest in foreign securities denominated either in U.S. dollars or foreign currencies. Under normal market circumstances, the Fund will invest at least 70% of its Managed Assets in U.S. securities and at least 80% of its Managed Assets in U.S. dollar-denominated investments. Investments in non-U.S. securities may include emerging market corporate, government and quasi-sovereign debt. The Fund may invest in securities of any maturity.
At Western Asset, the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team
Western Asset Diversified Income Fund 2025 Annual Report

Fund overview (cont’d)
approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Michael C. Buchanan, Annabel Rudebeck, Greg Handler, Christopher Kilpatrick, Rafael Zielonka, John Hwang and Ryan Kohan.
Q. What were the overall market conditions during the Funds’ reporting period?
A. The overall U.S. fixed income market experienced periods of volatility but generated a solid return over the twelve-months ended December 31, 2025. The market was driven by several factors, including mixed economic data, moderating but “sticky” inflation, shifting U.S. Federal Reserve (Fed) monetary policy, trade tensions between the United States and its trading partners, a 43-day government shutdown that ended in November 2025, and several geopolitical issues.
Looking back, the Fed lowered interest rates in September 2024 (the first reduction since 2020) and again in November and December 2024. The December 2024 reduction put the federal funds target rate at 4.25%-4.50%, the lowest level since December 2022. The Fed then remained on hold at its first five meetings in 2025, as it weighed the impact of the U.S. President’s tariffs on the economy and inflation. The Fed then lowered rates at its September, October and December 2025 meetings, citing concerns over the labor market.
Both short- and long-term U.S. Treasury yields declined during the reporting period. The two-year U.S. Treasury yield began the period at 4.25% and ended at 3.47%, whereas the ten-year U.S. Treasury yield began the period at 4.58% and ended at 4.18%.
All told, the Bloomberg U.S. Aggregate Indexi returned 7.30% for the twelve months ended December 31, 2025. For comparison purposes, riskier fixed income securities, including high-yield bonds and emerging market debt, produced stronger results. Over the year, the Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index (USD)ii and the JPMorgan Emerging Markets Bond Index Globaliii returned 8.62% and 13.45%, respectively.
Q. How did we respond to these changing market conditions?
A. The Fund’s overall duration ended the year at 3.8 years, down from 4.2 years at the end of 2024. Amid significant swings in market sentiment, we tactically managed duration and positioned the portfolio to move up in quality, while still seeking high income opportunities. We increased exposures to high-yield, bank loans, CLOs, CMBS and emerging markets (EM), while modestly reducing investment-grade credit. On the currency side, we reduced exposures to the Mexican peso, Brazilian real and Japanese yen, while adding exposure to the euro and closing out a short Chinese yuan position.
The high-yield space continues to present compelling relative value versus equities and other higher-volatility alternatives. Currently, spreads adequately compensate for expected defaults, roughly 4% on an issuer-count basis and 2% on a par-weighted basis. Leverage and coverage metrics remain resilient, and management teams are behaving conservatively. Institutional and retail demand is robust, and increased merger and acquisition (M&A)

Western Asset Diversified Income Fund 2025 Annual Report

activity is supporting incremental spread compression. Over 70% of primary market issuance this year has been tied to refinancing, pushing maturity walls further out. Our cyclicals1 bias remains, with overweight in consumer services, airlines, and exploration and production (E&P) and midstream energy credits, where yield premiums remain attractive.
We also remain constructive on bank loans and CLOs. We favor BB/B loans, with a tilt toward single-Bs, for attractive risk-adjusted carry (income). Loans currently offer mid-7% yields with minimal duration risk, and any market volatility is likely to present buying opportunities. The bank loan space delivered steady, carry-driven returns in 2025, though floating-rate structures lagged fixed-rate credit amid rising expectations for Fed rate cuts. A 2026 environment defined by marginal policy easing, stronger M&A-driven issuance, and stable fundamentals should support outperformance relative to tighter fixed-rate alternatives.
In the CLO space, we favor AAA and BBB tranches, particularly shorter tenors, and remain constructive on BBs with 9% to 10% yields. Select equity in seasoned deals with refinancing optionality also appears attractive. CLOs delivered strong performance in 2025 on a risk-adjusted basis. AAA tranches were up over 5%, with BBB and BB tranches up 7% to 8%. Combined with a moderately hawkish Fed tone, this supports CLOs in 2026. While supply remains heavy, increased loan issuance should balance CLO formation and collateral availability.
Turning to EM, the macro backdrop continues to support a structural alpha story. Inflation is trending lower and fundamentals remain broadly intact. While growth is mixed, low debt-to-GDP levels provide room for modest fiscal expansion. A gradually weakening U.S. dollar as the Fed makes cuts while other G10 central banks pause should add an additional tailwind to EM. The asset class currently offers high real yields in areas such as Latin America and South Africa, selective opportunities in frontier markets and attractive Sharpe ratios across Asia. The asset class also offers incremental spread pickup versus like-rated investment-grade and high-yield credit, meaningful diversification, and supportive technicals from steady inflows.
The Fund utilized interest rate futures, options and swaps to manage its duration and yield-curve positioning. In aggregate, these instruments were additive to performance. The Fund also used currency forwards and credit default swaps to manage its currency and credit exposure, which, in aggregate detracted from performance.
Performance review
For the twelve months ended December 31, 2025, Western Asset Diversified Income Fund returned 9.69% based on its net asset value (NAV)iv and 10.58% based on its New York Stock Exchange (NYSE) market price per share. The Fund’s unmanaged benchmark, the Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index (USD), returned 8.62% for the same period.
1
Cyclicals consists of the following industries: automotive, entertainment, gaming, home construction, lodging, retailers, restaurants, textiles and other consumer services.
Western Asset Diversified Income Fund 2025 Annual Report

Fund overview (cont’d)
The Fund has a practice of seeking to maintain a relatively stable level of distributions to shareholders. This practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. The Fund’s manager believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV.
During the twelve-month period, the Fund made distributions to shareholders totaling $1.93 per share.* The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2025. Past performance is no guarantee of future results.

Performance Snapshot as of December 31, 2025
Price Per Share	12-Month Total Return**
$14.59 (NAV)	9.69%†
$13.81 (Market Price)	10.58%‡
All figures represent past performance and are not a guarantee of future results.
** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.
† Total return assumes the reinvestment of all distributions at NAV.
‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.
Q. What were the leading contributors to performance?
A. The Fund’s exposure to high-yield bonds, bank loans and CLOs was, in aggregate, the most significant contributor to performance. Securitized credit (non-agency residential and commercial mortgage-backed securities) and EM debt (mainly U.S. dollar-denominated sovereigns) were also strong contributors. Duration and yield curve positioning contributed positively to returns as well.
Q. What were the leading detractors from performance?
A. German bund exposure was a modest detractor from performance as their yields rose during the reporting period.
Looking for additional information?
The Fund is traded under the symbol “WDI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XWDIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information.
*
For the tax character of distributions paid during the fiscal year ended December 31, 2025, please refer to page 75 of this report.

Western Asset Diversified Income Fund 2025 Annual Report

In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.franklintempleton.com.
In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.
Thank you for your investment in the Western Asset Diversified Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.
Sincerely,
Western Asset Management Company, LLC
January 27, 2026
RISKS: The Fund is a diversified limited term closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The Fund’s common shares are traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss. The Fund’s investments are subject to a number of risks, such as credit risk, inflation risk and interest rate risk. As interest rates rise, the value of fixed income securities falls. The Fund may invest in lower-rated high yield bonds (commonly known as “junk bonds”), which are subject to greater liquidity risk and credit risk (risk of default) than higher-rated obligations. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. The Fund may invest in securities backed by subprime mortgages which involve a higher degree of risk and chance of loss. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the Fed or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The Fund may also invest in money market funds,
Western Asset Diversified Income Fund 2025 Annual Report

Fund overview (cont’d)
including funds affiliated with the Fund’s investment manager and subadvisers. For more information on Fund risks, see Summary of information regarding the Fund - Principal Risk Factors in this report.
Portfolio holdings and breakdowns are as of December 31, 2025 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 10 through 44 for a list and percentage breakdown of the Fund’s holdings.
The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2025 were: collateralized mortgage obligations (25.9%), asset-backed securities (24.6%), communication services (15.2%), industrials (13.7%) and consumer discretionary (12.7%). The Fund’s portfolio composition is subject to change at any time.
All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.
The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
i
The Bloomberg U.S. Aggregate Index is comprised of investment-grade, U.S. dollar-denominated government, corporate, and mortgage- and asset-backed issues having at least one year to maturity.
ii
The Bloomberg U.S. Corporate High Yield—2% Issuer Cap Index (USD) measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bond market. The Index limits the maximum exposure to any one issuer to 2%.
iii
The JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.
iv
Net asset value (NAV) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the Common Shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.
 Important data provider notices and terms available at www.franklintempletondatasources.com.

Western Asset Diversified Income Fund 2025 Annual Report

Fund at a glance† (unaudited)
Investment breakdown (%) as a percent of total investments

As of December 31, 2025
As of December 31, 2024
25%
20%
15%
10%
5%
0%
17.7
17.2
16.8
16.0
10.3
9.5
9.4
9.7
9.3
12.7
7.8
6.2
7.3
6.5
5.9
4.7
5.9
4.9
4.7
4.7
2.2
1.7
1.3
1.0
1.1
0.8
0.3
0.5
0.0‡
0.0‡
0.0‡
0.0‡
0.0
3.9
Collateralized mortgage obligations
Asset-backed securities
Communication services
Industrials
Consumer discretionary
Energy
Financials
Health care
Information technology
Sovereign bonds
Materials
Real estate
Consumer staples
Utilities
Purchased options
Non-U.S. Treasury inflation protected securities
Short-term investments

†
The bar graph above represents the composition of the Fund’s investments as of December 31, 2025, and December 31, 2024, and does not include derivatives, such as written options, futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡
Represents less than 0.1%.
Western Asset Diversified Income Fund 2025 Annual Report

Fund performance (unaudited)

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 12/31/25	9.69%
Commencement date of 6/25/21 through 12/31/25	3.41
Cumulative total returns[1]
Commencement date of 6/25/21 through 12/31/25	16.38%

Market Price
Average annual total returns[2]
Twelve Months Ended 12/31/25	10.58%
Commencement date of 6/25/21 through 12/31/25	2.86
Cumulative total returns[2]
Commencement date of 6/25/21 through 12/31/25	13.62%
All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.
[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.
[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Western Asset Diversified Income Fund 2025 Annual Report

Historical performance
Value of $10,000 invested in
Western Asset Diversified Income Fund vs. Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index† — June 25, 2021 - December 31, 2025

All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.
†
Hypothetical illustration of $10,000 invested in Western Asset Diversified Income Fund on June 25, 2021 (commencement of operations), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value and also assuming the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan through December 31, 2025. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index. The Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index (the “Index”) is an index of the 2% Issuer Cap component of the Bloomberg U.S. Corporate High Yield Index, which covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Index is unmanaged. Please note that an investor cannot invest directly in an index.
Western Asset Diversified Income Fund 2025 Annual Report

Schedule of investments
December 31, 2025
 Western Asset Diversified Income Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 72.2%
Communication Services — 12.5%
Diversified Telecommunication Services — 1.7%
Altice Financing SA, Senior Secured Notes	5.000%	1/15/28	5,890,000	$4,129,243 (a)
Altice Financing SA, Senior Secured Notes	5.750%	8/15/29	940,000	652,787 (a)(b)
Altice France Lux 3/Altice Holdings 1, Senior Notes	10.000%	1/15/33	1,200,000	1,102,054 (a)(b)
Altice France SA, Senior Secured Notes	9.500%	11/1/29	1,330,000	1,374,023 (a)(b)
Altice France SA, Senior Secured Notes	6.500%	4/15/32	770,100	738,747 (a)(b)
Altice France SA, Senior Secured Notes	6.875%	7/15/32	770,100	738,988 (a)(b)
Level 3 Financing Inc., Senior Notes	8.500%	1/15/36	2,280,000	2,337,770 (a)(b)
WULF Compute LLC, Senior Secured Notes	7.750%	10/15/30	1,710,000	1,763,024 (a)(b)
Total Diversified Telecommunication Services				12,836,636
Entertainment — 1.0%
Allen Media LLC/Allen Media Co-Issuer Inc., Senior Notes	10.500%	2/15/28	7,160,000	3,150,400 (a)
AMC Entertainment Holdings Inc., Senior Secured Notes	7.500%	2/15/29	4,780,000	4,186,037 (a)(b)
Total Entertainment				7,336,437
Media — 8.7%
AMC Networks Inc., Senior Secured Notes	10.250%	1/15/29	3,610,000	3,787,944 (a)(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.750%	2/1/32	5,000,000	4,573,411 (a)(b)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.834%	10/23/55	5,000,000	4,807,171 (b)
Clear Channel Outdoor Holdings Inc., Senior Notes	7.500%	6/1/29	3,590,000	3,567,944 (a)(b)
DirecTV Financing LLC/DirecTV Financing Co-Obligor Inc., Senior Secured Notes	10.000%	2/15/31	7,230,000	7,393,411 (a)(b)
Discovery Communications LLC, Senior Notes	5.000%	9/20/37	5,000,000	4,006,675 (b)
DISH DBS Corp., Senior Secured Notes	5.250%	12/1/26	4,500,000	4,367,261 (a)(b)
DISH Network Corp., Senior Secured Notes	11.750%	11/15/27	1,000,000	1,041,385 (a)(b)
See Notes to Financial Statements.

Western Asset Diversified Income Fund 2025 Annual Report

 Western Asset Diversified Income Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
EchoStar Corp., Senior Secured Notes	10.750%	11/30/29	6,198,500	$6,859,143 (b)
EchoStar Corp., Senior Secured Notes (6.750% Cash or 6.750% PIK)	6.750%	11/30/30	3,183,257	3,265,126 (b)(c)
Getty Images Inc., Senior Secured Notes	11.250%	2/21/30	2,500,000	2,346,374 (a)(b)
Getty Images Inc., Senior Secured Notes	10.500%	11/15/30	1,820,000	1,836,422 (a)(b)
Gray Media Inc., Secured Notes	9.625%	7/15/32	2,450,000	2,544,382 (a)(b)
Grupo Televisa SAB, Senior Notes	5.000%	5/13/45	1,910,000	1,265,464
iHeartCommunications Inc., Senior Secured Notes	9.125%	5/1/29	1,900,000	1,831,448 (a)(b)
McClatchy Media Co. LLC, Senior Secured Notes (11.000% Cash or 12.500% PIK)	11.000%	12/1/31	8,003,512	9,073,982 (a)(b)(c)
Univision Communications Inc., Senior Secured Notes	9.375%	8/1/32	970,000	1,043,262 (a)(b)
Versant Media Group Inc., Senior Secured Notes	7.250%	1/30/31	1,070,000	1,104,512 (a)(b)
VZ Secured Financing BV, Senior Secured Notes	7.500%	1/15/33	790,000	801,106 (a)(b)
Total Media				65,516,423
Wireless Telecommunication Services — 1.1%
CSC Holdings LLC, Senior Notes	7.500%	4/1/28	5,000,000	2,916,400 (a)(b)
CSC Holdings LLC, Senior Notes	11.750%	1/31/29	7,780,000	5,784,993 (a)(b)
Total Wireless Telecommunication Services				8,701,393

Total Communication Services				94,390,889
Consumer Discretionary — 11.0%
Automobile Components — 2.7%
American Axle & Manufacturing Inc., Senior Notes	7.750%	10/15/33	3,310,000	3,373,349 (a)(b)
Carbon Revolution Ltd., Senior Secured Notes	8.500%	5/15/27	3,284,240	3,255,503 (a)
JB Poindexter & Co. Inc., Senior Notes	8.750%	12/15/31	2,955,000	3,098,985 (a)(b)
ZF North America Capital Inc., Senior Notes	6.875%	4/14/28	2,000,000	2,048,591 (a)(b)
ZF North America Capital Inc., Senior Notes	6.875%	4/23/32	8,455,000	8,274,742 (a)(b)
Total Automobile Components				20,051,170
See Notes to Financial Statements.
Western Asset Diversified Income Fund 2025 Annual Report

Schedule of investments (cont’d)
December 31, 2025
 Western Asset Diversified Income Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Automobiles — 1.6%
Aston Martin Capital Holdings Ltd., Senior Secured Notes	10.000%	3/31/29	2,000,000	$1,862,992 (a)(b)
Ford Motor Co., Senior Notes	6.100%	8/19/32	1,000,000	1,030,815 (b)
PM General Purchaser LLC, Senior Secured Notes	9.500%	10/1/28	11,000,000	9,515,000 (a)(b)
Total Automobiles				12,408,807
Broadline Retail — 0.4%
QVC Inc., Senior Secured Notes	4.375%	9/1/28	6,670,000	2,859,763
Hotels, Restaurants & Leisure — 1.7%
Full House Resorts Inc., Senior Secured Notes	8.250%	2/15/28	7,059,000	6,158,978 (a)
Pinnacle Bidco PLC, Senior Secured Notes	10.000%	10/11/28	2,500,000 GBP	3,557,538 (a)
Wynn Macau Ltd., Senior Notes	5.500%	10/1/27	3,000,000	2,999,739 (a)
Total Hotels, Restaurants & Leisure				12,716,255
Household Durables — 0.8%
Newell Brands Inc., Senior Notes	8.500%	6/1/28	2,500,000	2,624,620 (a)(b)
Newell Brands Inc., Senior Notes	7.500%	4/1/46	4,500,000	3,760,760 (b)
Total Household Durables				6,385,380
Specialty Retail — 3.8%
Bath & Body Works Inc., Senior Notes	6.750%	7/1/36	3,250,000	3,229,842 (b)
Bath & Body Works Inc., Senior Notes	7.600%	7/15/37	4,275,000	4,278,117 (b)
Global Auto Holdings Ltd./AAG FH UK Ltd., Senior Notes	11.500%	8/15/29	8,500,000	8,936,936 (a)(b)
Michaels Cos. Inc., Senior Notes	7.875%	5/1/29	1,000,000	924,456 (a)(b)
Michaels Cos. Inc., Senior Secured Notes	5.250%	5/1/28	8,515,000	8,195,796 (a)(b)
Staples Inc., Secured Notes	12.750%	1/15/30	1,315,228	1,105,171 (a)(b)
Upbound Group Inc., Senior Notes	6.375%	2/15/29	2,000,000	1,972,537 (a)(b)
Total Specialty Retail				28,642,855

Total Consumer Discretionary				83,064,230
Consumer Staples — 1.3%
Consumer Staples Distribution & Retail — 0.1%
Boots Group Finco LP, Senior Secured Notes	7.375%	8/31/32	640,000 GBP	894,416 (a)
Food Products — 0.9%
TKC Holdings Inc., Senior Notes	10.500%	5/15/29	3,500,000	3,614,943 (a)(b)
TKC Holdings Inc., Senior Secured Notes	6.875%	5/15/28	3,500,000	3,552,182 (a)(b)
Total Food Products				7,167,125
See Notes to Financial Statements.

Western Asset Diversified Income Fund 2025 Annual Report

 Western Asset Diversified Income Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Tobacco — 0.3%
Turning Point Brands Inc., Senior Secured Notes	7.625%	3/15/32	2,000,000	$2,133,624 (a)(b)

Total Consumer Staples				10,195,165
Energy — 11.4%
Energy Equipment & Services — 0.5%
Nabors Industries Inc., Senior Notes	8.875%	8/15/31	3,770,000	3,659,830 (a)(b)
Oil, Gas & Consumable Fuels — 10.9%
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.625%	7/15/26	362,000	363,683 (a)(b)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	7.250%	7/15/32	1,000,000	1,061,873 (a)(b)
Crescent Energy Finance LLC, Senior Notes	9.250%	2/15/28	2,674,000	2,766,941 (a)
Crescent Energy Finance LLC, Senior Notes	7.625%	4/1/32	3,000,000	2,910,591 (a)(b)
Crescent Energy Finance LLC, Senior Notes	8.375%	1/15/34	3,790,000	3,767,071 (a)(b)
Energy Transfer LP, Junior Subordinated Notes (6.625% to 2/15/28 then 3 mo. USD LIBOR + 4.155%)	6.625%	2/15/28	6,645,000	6,641,675 (b)(d)(e)
EQT Corp., Senior Notes	6.500%	7/15/48	3,000,000	3,010,111
Granite Ridge Resources Inc., Senior Notes	8.875%	11/5/29	6,790,000	6,548,106 (a)
New Generation Gas Gathering LLC, Senior Secured Notes (3 mo. Term SOFR + 5.750%)	9.639%	9/30/29	4,474,324	4,653,297 (a)(e)(f)(g)
Northern Oil & Gas Inc., Senior Notes	7.875%	10/15/33	2,500,000	2,435,711 (a)(b)
Occidental Petroleum Corp., Senior Notes	7.500%	11/1/96	8,610,000	9,240,011
PBF Holding Co. LLC/PBF Finance Corp., Senior Notes	6.000%	2/15/28	2,000,000	1,982,372 (b)
Permian Resources Operating LLC, Senior Notes	9.875%	7/15/31	1,294,000	1,395,325 (a)(b)
Plains All American Pipeline LP, Junior Subordinated Notes (3 mo. Term SOFR + 4.372%)	8.223%	1/30/26	7,000,000	7,025,249 (d)(e)
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	7,500,000	8,214,307 (a)(b)
See Notes to Financial Statements.
Western Asset Diversified Income Fund 2025 Annual Report

Schedule of investments (cont’d)
December 31, 2025
 Western Asset Diversified Income Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Oil, Gas & Consumable Fuels — continued
Sunoco LP, Junior Subordinated Notes (7.875% to 9/18/30 then 5 year Treasury Constant Maturity Rate + 4.230%)	7.875%	9/18/30	5,000,000	$5,140,200 (a)(b)(d)(e)
Venture Global LNG Inc., Senior Secured Notes	8.375%	6/1/31	5,000,000	4,975,030 (a)(b)
Venture Global LNG Inc., Senior Secured Notes	9.875%	2/1/32	4,510,000	4,661,975 (a)(b)
Venture Global Plaquemines LNG LLC, Senior Secured Notes	6.500%	6/15/34	2,450,000	2,504,580 (a)(b)
Venture Global Plaquemines LNG LLC, Senior Secured Notes	7.750%	5/1/35	2,125,000	2,327,913 (a)(b)
Venture Global Plaquemines LNG LLC, Senior Secured Notes	6.750%	1/15/36	1,180,000	1,209,217 (a)(b)
Total Oil, Gas & Consumable Fuels				82,835,238

Total Energy				86,495,068
Financials — 7.3%
Banks — 0.2%
Citigroup Inc., Junior Subordinated Notes (6.625% to 2/15/31 then 5 year Treasury Constant Maturity Rate + 3.001%)	6.625%	2/15/31	1,920,000	1,952,029 (b)(d)(e)
Capital Markets — 0.7%
B3 SA - Brasil Bolsa Balcao, Senior Notes	4.125%	9/20/31	2,200,000	2,066,625 (a)(h)
StoneX Group Inc., Secured Notes	7.875%	3/1/31	3,000,000	3,198,900 (a)(b)
Total Capital Markets				5,265,525
Consumer Finance — 1.6%
Midcap Financial Issuer Trust, Senior Notes	5.370%	4/15/29	1,890,000	1,890,000 (a)(f)(i)
Navient Corp., Senior Notes	5.500%	3/15/29	10,000,000	9,934,361 (b)
Total Consumer Finance				11,824,361
Financial Services — 2.3%
Boost Newco Borrower LLC, Senior Secured Notes	7.500%	1/15/31	3,000,000	3,190,125 (a)(b)
Burford Capital Global Finance LLC, Senior Notes	6.250%	4/15/28	4,000,000	3,981,360 (a)(b)
LD Holdings Group LLC, Senior Notes	6.125%	4/1/28	2,500,000	2,327,684 (a)(b)
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc., Senior Notes	4.000%	10/15/33	1,000,000	929,816 (a)(b)
See Notes to Financial Statements.

Western Asset Diversified Income Fund 2025 Annual Report

 Western Asset Diversified Income Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Financial Services — continued
SGUS LLC, Senior Secured Notes	11.000%	12/15/29	1,641,664	$615,624 *(a)(j)
VistaJet Malta Finance PLC/Vista Management Holding Inc., Senior Notes	7.875%	5/1/27	6,500,000	6,552,722 (a)(b)
Total Financial Services				17,597,331
Insurance — 1.2%
APH Somerset Investor 2 LLC/APH2 Somerset Investor 2 LLC/APH3 Somerset Investor 2 LLC, Senior Notes	7.875%	11/1/29	2,170,000	2,193,315 (a)(b)
Asurion LLC/Asurion Co-Issuer Inc., Senior Secured Notes	8.000%	12/31/32	6,600,000	6,851,634 (a)(b)
Total Insurance				9,044,949
Mortgage Real Estate Investment Trusts (REITs) — 1.3%
Arbor Realty SR Inc., Senior Notes	8.500%	12/15/28	1,500,000	1,494,492 (a)(b)
Arbor Realty SR Inc., Senior Notes	7.875%	7/15/30	1,470,000	1,406,501 (a)(b)
Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp., Senior Notes	4.750%	6/15/29	7,000,000	6,927,619 (a)(b)
Total Mortgage Real Estate Investment Trusts (REITs)				9,828,612

Total Financials				55,512,807
Health Care — 7.2%
Health Care Providers & Services — 4.5%
Akumin Inc., Senior Secured Notes	8.000%	8/1/28	6,982,000	6,851,087 (a)(b)
CHS/Community Health Systems Inc., Secured Notes	6.875%	4/15/29	13,930,000	12,410,933 (a)(b)
CHS/Community Health Systems Inc., Senior Secured Notes	4.750%	2/15/31	3,000,000	2,674,681 (a)(b)
CHS/Community Health Systems Inc., Senior Secured Notes	10.875%	1/15/32	2,728,000	2,980,858 (a)(b)
CHS/Community Health Systems Inc., Senior Secured Notes	9.750%	1/15/34	2,150,000	2,260,894 (a)(b)
LifePoint Health Inc., Senior Secured Notes	9.875%	8/15/30	3,000,000	3,233,829 (a)(b)
Sotera Health Holdings LLC, Senior Secured Notes	7.375%	6/1/31	2,500,000	2,625,179 (a)(b)
U.S. Renal Care Inc., Senior Secured Notes	10.625%	6/28/28	1,883,000	1,614,673 (a)
Total Health Care Providers & Services				34,652,134
Health Care Technology — 0.3%
Claritev Corp., Senior Secured Notes	6.750%	3/31/31	1,940,610	1,552,488 (a)(b)
See Notes to Financial Statements.
Western Asset Diversified Income Fund 2025 Annual Report

Schedule of investments (cont’d)
December 31, 2025
 Western Asset Diversified Income Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Health Care Technology — continued
MPH Acquisition Holdings LLC, Senior Secured Notes	5.750%	12/31/30	223,925	$196,674 (a)(b)
MPH Acquisition Holdings LLC, Senior Secured Notes (6.500% Cash and 5.000% PIK)	11.500%	12/31/30	351,282	371,828 (a)(b)(c)
Total Health Care Technology				2,120,990
Pharmaceuticals — 2.4%
1261229 BC Ltd., Senior Secured Notes	10.000%	4/15/32	2,920,000	3,039,039 (a)(b)
Bausch Health Cos. Inc., Senior Notes	7.000%	1/15/28	5,000,000	4,550,000 (a)
Bausch Health Cos. Inc., Senior Notes	6.250%	2/15/29	7,616,000	6,140,400 (a)(b)
Teva Pharmaceutical Finance Co. LLC, Senior Notes	6.150%	2/1/36	2,000,000	2,102,398 (b)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	4.100%	10/1/46	3,000,000	2,272,634
Total Pharmaceuticals				18,104,471

Total Health Care				54,877,595
Industrials — 11.7%
Commercial Services & Supplies — 2.1%
CoreCivic Inc., Senior Notes	8.250%	4/15/29	3,359,000	3,533,910 (b)
GEO Group Inc., Senior Notes	10.250%	4/15/31	2,100,000	2,299,864 (b)
Neptune Bidco US Inc., Senior Secured Notes	10.375%	5/15/31	2,280,000	2,339,077 (a)(b)
RR Donnelley & Sons Co., Secured Notes	10.875%	8/1/29	3,830,000	3,919,786 (a)(b)
RR Donnelley & Sons Co., Senior Secured Notes	9.500%	8/1/29	3,500,000	3,619,857 (a)(b)
Vortex Opco LLC, Senior Secured Notes	8.000%	4/30/30	4,075,500	61,132 *(a)(j)
Total Commercial Services & Supplies				15,773,626
Construction & Engineering — 2.1%
ATP Tower Holdings/Andean Telecom Partners Chile SpA/Andean Tower Partners Colombia SAS, Senior Secured Notes	7.875%	2/3/30	1,900,000	1,960,747 (a)(b)
Empire Communities Corp., Senior Notes	9.750%	5/1/29	3,000,000	3,098,146 (a)(b)
Tutor Perini Corp., Senior Notes	11.875%	4/30/29	9,921,000	11,059,431 (a)(b)
Total Construction & Engineering				16,118,324
Ground Transportation — 1.0%
Carriage Purchaser Inc., Senior Notes	7.875%	10/15/29	8,250,000	7,925,511 (a)(b)
See Notes to Financial Statements.

Western Asset Diversified Income Fund 2025 Annual Report

 Western Asset Diversified Income Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Machinery — 2.3%
Chart Industries Inc., Senior Secured Notes	7.500%	1/1/30	3,000,000	$3,130,486 (a)
Park-Ohio Industries Inc., Senior Secured Notes	8.500%	8/1/30	7,690,000	7,934,273 (a)(b)
Titan International Inc., Senior Secured Notes	7.000%	4/30/28	5,230,000	5,260,271 (b)
TK Elevator US Newco Inc., Senior Secured Notes	5.250%	7/15/27	1,000,000	1,000,850 (a)(b)
Total Machinery				17,325,880
Marine Transportation — 0.7%
Stena International SA, Senior Secured Notes	7.625%	2/15/31	5,000,000	5,154,130 (a)(b)
Passenger Airlines — 2.3%
American Airlines Inc., Senior Secured Notes	8.500%	5/15/29	3,500,000	3,662,809 (a)(b)
JetBlue Airways Corp./JetBlue Loyalty LP, Senior Secured Notes	9.875%	9/20/31	7,620,000	7,683,522 (a)(b)
Latam Airlines Group SA, Senior Secured Notes	7.875%	4/15/30	1,000,000	1,053,020 (a)(b)
RJET 2023-1 A	8.000%	6/15/30	4,375,000	4,618,903
Total Passenger Airlines				17,018,254
Trading Companies & Distributors — 0.1%
Herc Holdings Inc., Senior Notes	7.000%	6/15/30	420,000	442,270 (a)(b)
Herc Holdings Inc., Senior Notes	7.250%	6/15/33	420,000	445,609 (a)(b)
Total Trading Companies & Distributors				887,879
Transportation Infrastructure — 1.1%
Railworks Holdings LP/Railworks Rally Inc., Secured Notes	8.250%	11/15/28	8,000,000	8,076,240 (a)(b)

Total Industrials				88,279,844
Information Technology — 5.4%
Communications Equipment — 2.1%
CommScope LLC, Senior Secured Notes	9.500%	12/15/31	2,000,000	2,021,800 (a)(b)
CommScope Technologies LLC, Senior Notes	5.000%	3/15/27	7,589,000	7,577,143 (a)(b)
Connect Finco SARL/Connect US Finco LLC, Senior Secured Notes	9.000%	9/15/29	2,000,000	2,123,979 (a)(b)
Viasat Inc., Senior Notes	7.500%	5/30/31	1,875,000	1,785,086 (a)(b)
Viasat Inc., Senior Secured Notes	5.625%	4/15/27	2,000,000	2,004,571 (a)(b)
Total Communications Equipment				15,512,579
See Notes to Financial Statements.
Western Asset Diversified Income Fund 2025 Annual Report

Schedule of investments (cont’d)
December 31, 2025
 Western Asset Diversified Income Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Electronic Equipment, Instruments & Components — 0.5%
EquipmentShare.com Inc., Secured Notes	9.000%	5/15/28	3,890,000	$4,047,277 (a)(b)
IT Services — 1.3%
APLD ComputeCo LLC, Senior Secured Notes	9.250%	12/15/30	2,050,000	2,012,435 (a)(b)
CoreWeave Inc., Senior Notes	9.250%	6/1/30	6,380,000	5,938,552 (a)(b)
Sabre GLBL Inc., Senior Secured Notes	11.125%	7/15/30	2,000,000	1,660,640 (a)(b)
Total IT Services				9,611,627
Software — 1.4%
Citrix Systems Inc., Senior Secured Notes	4.500%	12/1/27	8,164,000	7,668,636
NCR Voyix Corp., Senior Notes	5.125%	4/15/29	3,000,000	2,987,977 (a)(b)
Total Software				10,656,613
Technology Hardware, Storage & Peripherals — 0.1%
Vericast Corp./Harland Clarke/Checks in the Mail/Valassis Comm/Valassis Direct, Secured Notes	13.000%	12/15/30	676,658	833,980 (a)(b)

Total Information Technology				40,662,076
Materials — 2.0%
Chemicals — 0.5%
Cerdia Finanz GmbH, Senior Secured Notes	9.375%	10/3/31	3,620,000	3,760,275 (a)(b)
Construction Materials — 0.3%
Smyrna Ready Mix Concrete LLC, Senior Secured Notes	8.875%	11/15/31	2,500,000	2,675,919 (a)(b)
Metals & Mining — 1.2%
First Quantum Minerals Ltd., Secured Notes	9.375%	3/1/29	2,550,000	2,688,372 (a)
First Quantum Minerals Ltd., Senior Notes	8.625%	6/1/31	2,000,000	2,107,188 (a)
First Quantum Minerals Ltd., Senior Notes	8.000%	3/1/33	2,420,000	2,587,457 (a)
First Quantum Minerals Ltd., Senior Notes	7.250%	2/15/34	1,380,000	1,451,911 (a)
Total Metals & Mining				8,834,928

Total Materials				15,271,122
Real Estate — 1.9%
Diversified REITs — 1.3%
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	7,000,000	6,784,620 (b)
See Notes to Financial Statements.

Western Asset Diversified Income Fund 2025 Annual Report

 Western Asset Diversified Income Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Diversified REITs — continued
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	4.625%	8/1/29	2,500,000	$2,096,512 (b)
MPT Operating Partnership LP/MPT Finance Corp., Senior Secured Notes	8.500%	2/15/32	900,000	961,810 (a)(b)
Total Diversified REITs				9,842,942
Health Care REITs — 0.1%
Diversified Healthcare Trust, Senior Secured Notes	7.250%	10/15/30	1,170,000	1,197,774 (a)(b)
Real Estate Management & Development — 0.5%
Add Hero Holdings Ltd., Senior Secured Notes (7.500% Cash or 8.500% PIK)	8.500%	9/30/29	557,668	26,489 (c)(k)
Add Hero Holdings Ltd., Senior Secured Notes (8.000% Cash or 9.000% PIK)	9.000%	9/30/30	454,176	9,084 (c)(k)
Add Hero Holdings Ltd., Senior Secured Notes (8.800% Cash or 9.800% PIK)	9.800%	9/30/31	599,523	11,990 (c)(k)
China Aoyuan Group Ltd., Senior Notes, Step bond (0.000% to 9/30/31 then 1.000%)	0.000%	3/30/2173	786,962	5,902 (d)(k)
China Aoyuan Group Ltd., Senior Secured Notes (5.500% PIK)	5.500%	9/30/31	219,291	3,838 (c)(k)
Country Garden Holdings Co. Ltd., Senior Secured Notes	—	1/27/24	3,500,000	339,955 *(k)(l)
Cushman & Wakefield US Borrower LLC, Senior Secured Notes	8.875%	9/1/31	1,000,000	1,070,659 (a)(b)
Five Point Operating Co. LP, Senior Notes	8.000%	10/1/30	2,170,000	2,270,373 (a)(b)
Total Real Estate Management & Development				3,738,290

Total Real Estate				14,779,006
Utilities — 0.5%
Electric Utilities — 0.2%
Pampa Energia SA, Senior Notes	7.950%	9/10/31	1,210,000	1,254,347 (a)
Independent Power and Renewable Electricity Producers — 0.3%
AES Andes SA, Senior Notes	6.250%	3/14/32	300,000	313,013 (a)
Saavi Energia Sarl, Senior Notes	8.875%	2/10/35	1,800,000	1,954,440 (a)
Total Independent Power and Renewable Electricity Producers				2,267,453

Total Utilities				3,521,800
Total Corporate Bonds & Notes (Cost — $533,725,234)				547,049,602
Collateralized Mortgage Obligations(m) — 25.9%
Atrium Hotel Portfolio Trust, 2017- ATRM E (1 mo. Term SOFR + 3.347%)	7.098%	12/15/36	2,700,000	2,496,150 (a)(b)(e)
See Notes to Financial Statements.
Western Asset Diversified Income Fund 2025 Annual Report

Schedule of investments (cont’d)
December 31, 2025
 Western Asset Diversified Income Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations(m) — continued
BANK, 2021-BN35 H	1.662%	6/15/64	9,451,000	$3,759,073 (a)(e)
BANK, 2021-BN35 K	1.662%	6/15/64	21,846,154	8,128,860 (a)(e)
Benchmark Mortgage Trust, 2021-B27 F	2.250%	7/15/54	5,000,000	2,967,995 (a)(e)
Benchmark Mortgage Trust, 2021-B27 G	2.250%	7/15/54	5,000,000	2,389,338 (a)(e)
BRES Commercial Mortgage Trust, 2025-ATCAP F (1 mo. Term SOFR + 5.189%)	8.939%	11/15/42	2,000,000	2,015,162 (a)(e)
BSREP Commercial Mortgage Trust, 2021-DC HRR (1 mo. Term SOFR + 5.614%)	9.365%	8/15/38	15,903,970	3,115,777 (a)(e)
BWAY Mortgage Trust, 2013-1515 F	3.927%	3/10/33	3,000,000	2,556,927 (a)(b)(e)
BX Commercial Mortgage Trust, 2019- IMC G (1 mo. Term SOFR + 3.646%)	7.396%	4/15/34	4,000,000	3,872,128 (a)(b)(e)
CAFL Issuer LLC, 2024-RTL1 A2	8.680%	11/28/31	4,570,000	4,680,780 (a)(b)
CIM Trust, 2021-INV1 AXS, IO	0.190%	7/1/51	172,866,185	1,514,031 (a)(e)
Citigroup Commercial Mortgage Trust, 2015-P1 D	3.225%	9/15/48	122,815	119,230 (a)(b)
CSMC Trust, 2021-ADV G (1 mo. Term SOFR + 6.364%)	10.115%	7/15/38	7,860,000	739 (a)(e)
Easy Street Mortgage Loan Trust, 2025- RTL1 A2	8.299%	5/25/40	2,990,000	3,028,731 (a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Credit Risk Trust, 2021-MN2 B1 (30 Day Average SOFR + 5.500%)	9.374%	7/25/41	2,500,000	2,520,399 (a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Credit Risk Trust, 2023-MN7 B1 (30 Day Average SOFR + 8.850%)	12.724%	9/25/43	1,960,000	2,242,321 (a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2020-DNA1 B2 (30 Day Average SOFR + 5.364%)	9.239%	1/25/50	2,225,000	2,472,785 (a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2020-DNA2 B2 (30 Day Average SOFR + 4.914%)	8.789%	2/25/50	7,250,000	8,005,693 (a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2020-DNA6 B2 (30 Day Average SOFR + 5.650%)	9.524%	12/25/50	5,000,000	5,773,364 (a)(e)
See Notes to Financial Statements.

Western Asset Diversified Income Fund 2025 Annual Report

 Western Asset Diversified Income Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations(m) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2021-DNA1 B2 (30 Day Average SOFR + 4.750%)	8.624%	1/25/51	6,000,000	$6,670,264 (a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2021-DNA2 B2 (30 Day Average SOFR + 6.000%)	9.874%	8/25/33	6,000,000	7,419,368 (a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2021-DNA3 B2 (30 Day Average SOFR + 6.250%)	10.124%	10/25/33	5,000,000	6,253,212 (a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2021-DNA5 B2 (30 Day Average SOFR + 5.500%)	9.374%	1/25/34	6,700,000	8,033,830 (a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2021-DNA6 B2 (30 Day Average SOFR + 7.500%)	11.374%	10/25/41	6,590,000	6,883,424 (a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2018-3 BX	2.186%	8/25/57	9,332,213	2,696,400 (a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2022-1 M	4.500%	11/25/61	5,000,000	4,672,369 (a)(b)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Trust, 2018-HRP1 B2 (30 Day Average SOFR + 11.864%)	15.739%	5/25/43	4,674,871	5,549,208 (a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Trust, 2019-FTR1 B2 (30 Day Average SOFR + 8.464%)	12.339%	1/25/48	3,460,000	4,107,237 (a)(e)
FREMF Mortgage Trust, 2021-F117 CS (30 Day Average SOFR + 6.400%)	10.409%	7/25/31	3,293,585	3,037,224 (a)(e)
Greystone CRE Notes LLC, 2025-HC4 D (1 mo. Term SOFR + 3.940%)	7.690%	10/15/42	3,500,000	3,487,396 (a)(e)
GS Mortgage Securities Corp., 2024- 70P HRR	10.000%	3/10/41	17,680,000	17,866,136 (a)(e)
See Notes to Financial Statements.
Western Asset Diversified Income Fund 2025 Annual Report

Schedule of investments (cont’d)
December 31, 2025
 Western Asset Diversified Income Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations(m) — continued
GS Mortgage Securities Corp. Trust, 2018-LUAU G (1 mo. Term SOFR + 4.747%)	8.497%	11/15/32	5,000,000	$4,950,910 (a)(e)
HIH Trust, 2024-61P F (1 mo. Term SOFR + 5.437%)	9.187%	10/15/41	3,842,490	3,877,074 (a)(b)(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2018-WPT GFX	5.364%	7/5/33	4,000,000	399,420 (a)(e)
KIND Trust, 2021-KIND F (1 mo. Term SOFR + 4.064%)	7.820%	8/15/38	5,951,129	5,903,564 (a)(e)
MIRA Trust, 2023-MILE HRR	9.300%	6/10/38	13,750,000	13,936,113 (a)
Morgan Stanley Capital I Trust, 2021-L6 F	2.250%	6/15/54	7,195,000	4,367,387 (a)(e)
Multifamily CAS Trust, 2019-1 CE (30 Day Average SOFR + 8.864%)	12.739%	10/25/49	2,000,000	2,055,825 (a)(e)
Multifamily CAS Trust, 2020-1 CE (30 Day Average SOFR + 7.614%)	11.489%	3/25/50	2,500,000	2,597,628 (a)(e)
Natixis Commercial Mortgage Securities Trust, 2022-JERI G (1 mo. Term SOFR + 7.608%)	11.358%	1/15/39	2,500,000	1,647,913 (a)(e)
Natixis Commercial Mortgage Securities Trust, 2022-RRI E (1 mo. Term SOFR + 5.193%)	8.943%	3/15/35	3,750,000	3,732,289 (a)(e)
New Residential Mortgage Loan Trust, 2017-2A B5	5.184%	3/25/57	2,819,937	2,585,423 (a)(b)(e)
NYC Commercial Mortgage Trust, 2025- 28L F	8.130%	11/5/38	1,500,000	1,515,864 (a)(e)
NYC Commercial Mortgage Trust, 2025- 28L G	9.321%	11/5/38	3,500,000	3,494,568 (a)(e)
Redwood Funding Trust, 2025-3 A	6.231%	12/27/56	4,011,097	4,050,248 (a)
Soho Trust, 2021-SOHO D	2.697%	8/10/38	4,050,000	2,938,475 (a)(e)

Total Collateralized Mortgage Obligations (Cost — $216,465,755)				196,388,252
			Face Amount†/ Units
Asset-Backed Securities — 24.6%
720 East CLO Ltd., 2025-7A E (3 mo. Term SOFR + 4.750%)	8.634%	4/20/37	1,830,000	1,810,162 (a)(b)(e)
Abry Liquid Credit CLO Ltd., 2025-2A E (3 mo. Term SOFR + 5.850%)	9.535%	1/15/39	2,810,000	2,817,722 (a)(e)
See Notes to Financial Statements.

Western Asset Diversified Income Fund 2025 Annual Report

 Western Asset Diversified Income Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
AGL CLO Ltd., 2022-17A ER (3 mo. Term SOFR + 4.650%)	8.520%	1/21/35	1,530,000	$1,473,436 (a)(e)
AGL CLO Ltd., 2025-44A E (3 mo. Term SOFR + 4.750%)	8.703%	10/22/37	3,600,000	3,616,823 (a)(e)
AGL CLO Ltd., 2021-16A DR (3 mo. Term SOFR + 2.400%)	6.284%	1/20/35	380,000	378,171 (a)(e)
AMMC CLO Ltd., 2020-23A D2R3 (3 mo. Term SOFR + 4.900%)	8.782%	7/17/38	1,500,000	1,507,786 (a)(e)
AMMC CLO Ltd., 2021-24A ER (3 mo. Term SOFR + 6.500%)	10.384%	1/20/35	1,890,000	1,853,552 (a)(b)(e)
Apex Credit CLO LLC, 2021-2A CR (3 mo. Term SOFR + 3.750%)	7.634%	10/20/34	1,460,000	1,460,690 (a)(e)
Apex Credit CLO Ltd., 2020-1A DRR (3 mo. Term SOFR + 4.320%)	8.204%	4/20/35	2,640,000	2,649,227 (a)(b)(e)
Apidos CLO Ltd., 2023-46A SUB	14.360%	10/24/36	3,500,000	2,977,365 (a)(e)(n)
Apidos Loan Fund Ltd., 2024-1A ER (3 mo. Term SOFR + 4.750%)	8.877%	10/25/38	1,750,000	1,749,799 (a)(e)
Arini US CLO Ltd., 3A E (3 mo. Term SOFR + 5.250%)	9.170%	1/15/39	1,440,000	1,442,611 (a)(e)
Avis Budget Rental Car Funding AESOP LLC, 2023-5A D	7.350%	4/20/28	2,000,000	2,033,146 (a)
Avis Budget Rental Car Funding AESOP LLC, 2023-6A D	7.370%	12/20/29	1,320,000	1,357,752 (a)
Avis Budget Rental Car Funding AESOP LLC, 2024-2A D	7.430%	10/20/28	840,000	859,453 (a)
Balboa Bay Loan Funding Ltd., 2020-1A ERR (3 mo. Term SOFR + 7.150%)	11.034%	10/20/35	2,620,000	2,633,405 (a)(b)(e)
Balboa Bay Loan Funding Ltd., 2023-1A D2RR (3 mo. Term SOFR + 4.250%)	8.134%	4/20/36	2,250,000	2,259,566 (a)(e)
Balboa Bay Loan Funding Ltd., 2024-2A F (3 mo. Term SOFR + 7.800%)	11.684%	1/20/38	200,000	195,440 (a)(b)(e)
Balboa Bay Loan Funding Ltd., 2024-2A E (3 mo. Term SOFR + 5.750%)	9.634%	1/20/38	1,630,000	1,646,045 (a)(b)(e)
Bayfront Iabs Pte. Ltd., 7A C (SOFR + 2.950%)	6.820%	4/11/48	3,000,000	3,002,670 (a)(e)
Bayview Opportunity Master Fund LLC, 2025-EDU1 D (30 Day Average SOFR + 2.250%)	6.124%	7/27/48	1,787,554	1,790,177 (a)(e)
Black Diamond CLO Ltd., 2021-1A CR (3 mo. Term SOFR + 3.900%)	7.757%	11/22/34	2,270,000	2,281,155 (a)(e)
See Notes to Financial Statements.
Western Asset Diversified Income Fund 2025 Annual Report

Schedule of investments (cont’d)
December 31, 2025
 Western Asset Diversified Income Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
BlueMountain CLO Ltd., 2020-29A ER (3 mo. Term SOFR + 7.122%)	10.980%	7/25/34	7,000,000	$6,840,151 (a)(b)(e)
BlueMountain Fuji US CLO Ltd., 2017-2A D (3 mo. Term SOFR + 6.412%)	10.296%	10/20/30	5,350,000	4,862,211 (a)(b)(e)
Capital Four US CLO Ltd., 2025-4A E (3 mo. Term SOFR + 6.130%)	9.888%	10/18/38	2,660,000	2,662,002 (a)(e)
CarVal CLO Ltd., 2024-3A E (3 mo. Term SOFR + 6.350%)	10.234%	10/20/37	2,070,000	2,100,780 (a)(b)(e)
Dryden CLO Ltd., 2021-95A SUB	30.925%	8/20/34	6,870,000	2,466,797 (a)(e)(n)
Dryden CLO Ltd., 2022-113A D1R3 (3 mo. Term SOFR + 3.000%)	6.905%	10/15/37	1,970,000	1,983,011 (a)(e)
Elevation CLO Ltd., 2021-14A ER (3 mo. Term SOFR + 6.450%)	10.334%	1/20/38	4,400,000	4,343,128 (a)(e)
Elmwood CLO Ltd., 2019-2A SUB	23.275%	4/20/34	4,600,000	1,932,585 (a)(e)(n)
Fortress Credit BSL Ltd., 2021-4A E (3 mo. Term SOFR + 7.392%)	11.296%	10/15/34	3,000,000	2,902,127 (a)(b)(e)
GGAM Master Trust International Ltd., 2025-1A A	5.923%	9/30/60	2,000,000	2,017,302 (a)
GoldenTree Loan Management US CLO Ltd., 2017-1A ER3 (3 mo. Term SOFR + 4.500%)	8.384%	4/20/34	1,380,000	1,361,448 (a)(b)(e)
GoldenTree Loan Management US CLO Ltd., 2020-8A FR (3 mo. Term SOFR + 8.312%)	12.196%	10/20/34	7,000,000	6,666,898 (a)(b)(e)
GoldenTree Loan Management US CLO Ltd., 2019-6A ER2 (3 mo. Term SOFR + 4.500%)	8.384%	4/20/35	820,000	802,417 (a)(b)(e)
Greywolf CLO Ltd., 2015-1A DR (3 mo. Term SOFR + 6.112%)	9.970%	1/27/31	6,250,000	6,293,176 (a)(b)(e)
Greywolf CLO Ltd., 2018-1A D (3 mo. Term SOFR + 6.012%)	9.870%	4/26/31	3,000,000	3,029,821 (a)(b)(e)
HalseyPoint CLO Ltd., 2019-1A FR (3 mo. Term SOFR + 10.730%)	14.614%	10/20/37	2,930,000	2,933,285 (a)(b)(e)
Hartwick Park CLO Ltd., 2023-1A ER (3 mo. Term SOFR + 4.850%)	8.734%	1/20/37	2,015,000	1,997,779 (a)(b)(e)
Hildene Community Funding CDO Ltd., 2015-1A ARR	2.600%	11/1/35	502,561	446,621 (a)
Huntington Bank Auto Credit-Linked Notes, 2025-1 D (30 Day Average SOFR + 3.500%)	7.418%	3/21/33	850,071	856,442 (a)(e)
See Notes to Financial Statements.

Western Asset Diversified Income Fund 2025 Annual Report

 Western Asset Diversified Income Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
Huntington Bank Auto Credit-Linked Notes, 2025-2 D (30 Day Average SOFR + 3.250%)	7.168%	9/20/33	732,863	$736,342 (a)(e)
Lakeside Park CLO Ltd., 2025-1A E (3 mo. Term SOFR + 4.600%)	8.505%	4/15/38	2,000,000	2,019,265 (a)(e)
LCM Ltd., 33A E (3 mo. Term SOFR + 6.612%)	10.496%	7/20/34	3,000,000	2,472,487 (a)(b)(e)
Lighthouse Park CLO Ltd., 2025-1A E (3 mo. Term SOFR + 4.650%)	8.571%	10/24/37	1,140,000	1,137,724 (a)(e)
Lunar Structured Aircraft Portfolio Notes, 2021-1 C	5.682%	10/15/46	3,040,906	2,948,709 (a)
Magnetite Ltd., 2020-26A ER2 (3 mo. Term SOFR + 4.700%)	8.558%	1/25/38	2,750,000	2,751,916 (a)(e)
Magnetite Ltd., 2022-32A ER (3 mo. Term SOFR + 4.600%)	8.782%	10/15/37	2,420,000	2,422,906 (a)(e)
Magnetite Ltd., 2023-39A E1R (3 mo. Term SOFR + 4.900%)	8.758%	1/25/37	1,650,000	1,645,332 (a)(b)(e)
MidOcean Credit CLO LLC, 2025-18A E (3 mo. Term SOFR + 5.400%)	9.718%	10/18/35	2,680,000	2,672,668 (a)(e)
Nassau Ltd., 2021-IA DR (3 mo. Term SOFR + 3.600%)	7.505%	8/26/34	2,840,000	2,840,184 (a)(b)(e)
National Collegiate Class A-3L Commutation Trust, 2007-4VI O (1 mo. USD LIBOR + 0.850%)	5.810%	3/29/38	27,730,208	2,179,206 (a)(e)
Navesink CLO Ltd., 2024-2A ER (3 mo. Term SOFR + 7.040%)	10.692%	1/15/36	1,750,000	1,754,375 (a)(e)(i)
Nelnet Student Loan Trust, 2025-DA D	5.860%	8/20/54	1,500,000	1,491,705 (a)
New Mountain CLO Ltd., CLO-1A ERR (3 mo. Term SOFR + 5.250%)	9.155%	1/15/38	1,000,000	1,002,881 (a)(e)
NMEF Funding LLC, 2025-A D	8.070%	7/15/32	3,420,000	3,500,250 (a)
Obra CLO Ltd., 2025-3A E (3 mo. Term SOFR + 5.900%)	9.559%	1/20/39	2,750,000	2,757,898 (a)(e)
Ocean Trails CLO Ltd., 2020-10A ER (3 mo. Term SOFR + 7.832%)	11.736%	10/15/34	3,750,000	3,708,484 (a)(b)(e)
Ocean Trails CLO Ltd., 2024-16A E (3 mo. Term SOFR + 6.690%)	10.574%	1/20/38	1,020,000	1,030,092 (a)(b)(e)
OCP CLO Ltd., 2023-26A ER (3 mo. Term SOFR + 4.450%)	8.332%	4/17/37	1,780,000	1,769,560 (a)(b)(e)
Point Broadband Funding LLC, 2025-1A C	8.156%	7/20/55	2,000,000	2,044,886 (a)
See Notes to Financial Statements.
Western Asset Diversified Income Fund 2025 Annual Report

Schedule of investments (cont’d)
December 31, 2025
 Western Asset Diversified Income Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
Renew, 2024-1A B	9.001%	11/20/59	615,640	$622,051 (a)
Renew Financial, 2024-2A B	8.223%	11/20/60	1,756,712	1,766,643 (a)
Riserva CLO Ltd., 2016-3A FRR (3 mo. Term SOFR + 8.772%)	12.656%	1/18/34	2,500,000	2,215,810 (a)(e)
RR Ltd., 2021-18A DR (3 mo. Term SOFR + 4.900%)	8.805%	7/15/40	2,370,000	2,393,420 (a)(e)
Saratoga Investment Corp. CLO Ltd., 2013-1A (3 mo. Term SOFR + 10.262%)	13.914%	4/20/33	4,000,000	1,322,057
SEB Funding LLC, 2024-1A A2	7.386%	4/30/54	2,030,000	2,078,637 (a)
Sixth Street CLO Ltd., 2021-19A FR (3 mo. Term SOFR + 7.910%)	11.792%	7/17/38	450,000	439,514 (a)(e)
SMB Private Education Loan Trust, 2015-C R	16.033%	9/18/46	7,570	1,792,292 (a)(n)
Sound Point CLO Ltd., 2020-1A ER (3 mo. Term SOFR + 7.122%)	11.006%	7/20/34	4,200,000	3,950,171 (a)(b)(e)
Sunnova Hellios II Issuer LLC, 2018-1A B	7.710%	7/20/48	3,510,717	3,112,227 (a)
Symphony CLO Ltd., 2021-28I SBPF	—	10/23/50	249,757	37 *(e)
Symphony CLO Ltd., 2019-21A ER (3 mo. Term SOFR + 6.862%)	10.766%	7/15/32	2,800,000	2,580,113 (a)(b)(e)
Symphony CLO Ltd., 2021-28A SUB	16.847%	10/23/50	10,325,000	3,482,729 (a)(e)(n)
TCI-Symphony CLO Ltd., 2016-1A ER2 (3 mo. Term SOFR + 7.012%)	10.923%	10/13/32	3,500,000	3,240,381 (a)(e)
Venture CLO Ltd., 2021-43A D (3 mo. Term SOFR + 3.732%)	7.636%	4/15/34	1,500,000	1,451,428 (a)(b)(e)
Voya CLO Ltd., 2018-2A E (3 mo. Term SOFR + 5.512%)	9.416%	7/15/31	6,750,000	6,391,433 (a)(b)(e)
Voya CLO Ltd., 2020-3A D1RR (3 mo. Term SOFR + 2.700%)	6.570%	1/20/38	1,250,000	1,255,361 (a)(b)(e)
Wave LLC, 2019-1 B	4.581%	9/15/44	320,881	312,360 (a)
Wellesley Park CLO Ltd., 2025-1A E (3 mo. Term SOFR + 4.600%)	8.507%	1/24/39	1,130,000	1,121,474 (a)(e)
Whitebox CLO Ltd., 2020-2A E1R2 (3 mo. Term SOFR + 5.750%)	9.615%	10/24/37	1,430,000	1,444,049 (a)(b)(e)
Wind River CLO Ltd., 2021-4A E3 (3 mo. Term SOFR + 8.512%)	12.396%	1/20/35	3,000,000	2,794,930 (a)(b)(e)
Wind River CLO Ltd., 2021-4A F (3 mo. Term SOFR + 6.522%)	10.406%	1/20/35	2,450,000	1,010,312 (a)(e)

Total Asset-Backed Securities (Cost — $214,153,103)				185,958,433
See Notes to Financial Statements.

Western Asset Diversified Income Fund 2025 Annual Report

 Western Asset Diversified Income Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Senior Loans — 15.3%
Communication Services — 2.5%
Entertainment — 0.4%
Allen Media LLC, Term Loan B (3 mo. Term SOFR + 5.650%)	9.322%	2/10/27	4,677,994	$3,310,172 (e)(o)(p)
Interactive Media & Services — 0.8%
X Corp., Term Loan B1 (6 mo. Term SOFR + 6.750%)	10.448%	10/26/29	3,444,490	3,391,600 (e)(o)(p)
X Corp., Term Loan B3	9.500%	10/26/29	2,350,000	2,346,216 (o)(p)
Total Interactive Media & Services				5,737,816
Media — 1.3%
CB Poly US Holdings Inc., Initial Term Loan (3 mo. Term SOFR + 5.500%)	9.172%	5/18/29	4,837,500	4,571,438 (e)(o)(p)
iHeartCommunications Inc., Refinanced Term Loan B (1 mo. Term SOFR + 5.889%)	9.606%	5/1/29	5,643,000	5,181,487 (e)(o)(p)
Total Media				9,752,925

Total Communication Services				18,800,913
Consumer Discretionary — 2.6%
Automobile Components — 0.9%
ABC Technologies Inc., Term Loan B	11.922- 11.966%	1/2/40	3,918,264	3,918,263 (e)(f)(g)(o)(p)
Autokiniton US Holdings Inc., 2024 Replacement Term Loan B (1 mo. Term SOFR + 4.114%)	7.831%	4/6/28	2,807,588	2,788,524 (e)(o)(p)
First Brands Group LLC, 2021 First Lien Term Loan (1 mo. Term SOFR + 7.114%)	10.987%	3/30/27	1,766,650	9,522 (e)(o)(p)
First Brands Group LLC, DIP Roll Up Term Loan (1 mo. Term SOFR + 7.000%)	10.843%	6/29/26	2,246,316	39,311 (e)(o)(p)
First Brands Group LLC, USD DIP Term Loan (1 mo. Term SOFR + 10.000%)	13.843%	6/29/26	781,639	154,374 (e)(o)(p)
Total Automobile Components				6,909,994
Diversified Consumer Services — 1.0%
WW International Inc., Take-Back Term Loan (3 mo. Term SOFR + 6.800%)	10.489%	6/24/30	8,100,710	7,174,920 (e)(o)(p)
Hotels, Restaurants & Leisure — 0.4%
Catawba Nation Gaming Authority, Initial Term Loan B (1 mo. Term SOFR + 4.750%)	8.466%	3/29/32	3,000,000	3,077,505 (e)(o)(p)
See Notes to Financial Statements.
Western Asset Diversified Income Fund 2025 Annual Report

Schedule of investments (cont’d)
December 31, 2025
 Western Asset Diversified Income Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Specialty Retail — 0.3%
Empire Today IP LLC, Second Out Term Loan (3 mo. Term SOFR + 5.262%)	9.102%	8/3/29	1,790,677	$89,534 (e)(g)(o)(p)
Harbor Freight Tools USA Inc., Initial Term Loan (1 mo. Term SOFR + 2.250%)	5.966%	6/11/31	1,736,809	1,722,550 (e)(o)(p)
Michaels Cos. Inc., Term Loan B (3 mo. Term SOFR + 4.512%)	8.184%	4/15/28	656,186	636,068 (e)(o)(p)
Total Specialty Retail				2,448,152

Total Consumer Discretionary				19,610,571
Consumer Staples — 0.2%
Beverages — 0.2%
Triton Water Holdings Inc., 2025 Refinancing Term Loan (3 mo. Term SOFR + 2.250%)	5.922%	3/31/28	1,458,553	1,464,394 (e)(o)(p)
Household Products — 0.0%††
Knight Health Holdings LLC, Term Loan B (1 mo. Term SOFR + 5.364%)	9.081%	12/23/28	959,163	316,922 (e)(o)(p)

Total Consumer Staples				1,781,316
Financials — 2.3%
Financial Services — 1.0%
Greystone Select Holdings LLC, Term Loan B (3 mo. Term SOFR + 5.262%)	9.119%	6/16/28	3,305,555	3,280,764 (e)(g)(o)(p)
Nexus Buyer LLC, Amendment No. 9 Refinancing Term Loan (1 mo. Term SOFR + 3.500%)	7.216%	7/31/31	3,898,837	3,850,316 (e)(o)(p)
Total Financial Services				7,131,080
Insurance — 1.3%
Asurion LLC, New Term Loan B4 (1 mo. Term SOFR + 5.364%)	9.081%	1/20/29	5,000,000	4,924,300 (e)(o)(p)
Asurion LLC, Second Lien Term Loan B3 (1 mo. Term SOFR + 5.364%)	9.081%	1/31/28	5,000,000	4,991,425 (e)(o)(p)
Total Insurance				9,915,725

Total Financials				17,046,805
Health Care — 1.4%
Health Care Providers & Services — 0.5%
EyeCare Partners LLC, Term Loan B (3 mo. Term SOFR + 4.710%)	8.580%	11/30/28	1,091,047	501,429 (e)(o)(p)
Team Services Group LLC, Incremental Term Loan (3 mo. Term SOFR + 5.250%)	9.090%	12/20/27	2,966,234	2,963,920 (e)(o)(p)
See Notes to Financial Statements.

Western Asset Diversified Income Fund 2025 Annual Report

 Western Asset Diversified Income Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Health Care Providers & Services — continued
Team Services Group LLC, Senior Secured First Lien Term Loan (3 mo. Term SOFR + 5.262%)	9.102%	12/20/27	462,320	$462,073 (e)(o)(p)
Total Health Care Providers & Services				3,927,422
Health Care Technology — 0.6%
MPH Acquisition Holdings LLC, First Out Term Loan (3 mo. Term SOFR + 3.750%)	7.590%	12/31/30	530,103	532,224 (e)(o)(p)
MPH Acquisition Holdings LLC, Second Out Term Loan (3 mo. Term SOFR + 4.862%)	8.702%	12/31/30	4,394,223	4,141,554 (e)(o)(p)
Total Health Care Technology				4,673,778
Pharmaceuticals — 0.3%
Gainwell Acquisition Corp., Term Loan B (3 mo. Term SOFR + 4.100%)	7.772%	10/1/27	2,321,671	2,285,105 (e)(o)(p)

Total Health Care				10,886,305
Industrials — 2.0%
Building Products — 0.5%
ACProducts Holdings Inc., Initial Term Loan (3 mo. Term SOFR + 4.512%)	8.184%	5/17/28	4,872,449	3,995,822 (e)(o)(p)
Commercial Services & Supplies — 1.1%
DS Parent Inc., Term Loan B (3 mo. Term SOFR + 5.500%)	9.172%	1/31/31	4,477,273	4,117,972 (e)(o)(p)
Neptune Bidco US Inc., Term Loan A (3 mo. Term SOFR + 4.850%)	8.762%	10/11/28	3,900,000	3,857,685 (e)(o)(p)
Total Commercial Services & Supplies				7,975,657
Passenger Airlines — 0.4%
Spirit Airlines LLC, Contingent DIP Facility	—	1/1/30	4,406,300	1,796,449 *(f)(g)(j)
Spirit Airlines LLC, New Money Term Loan (1 mo. Term SOFR + 8.000%)	11.750%	1/2/40	961,464	958,459 (e)(o)(p)
Spirit Airlines LLC, Second New Money Term Loan	—	7/14/26	238,449	206,259 (q)
Spirit Airlines LLC, Third DIP New Money Term Loan	—	7/14/26	470,946	469,474 (q)
Total Passenger Airlines				3,430,641

Total Industrials				15,402,120
Information Technology — 3.1%
Software — 2.2%
DCert Buyer Inc., Second Lien Initial Term Loan (1 mo. Term SOFR + 7.000%)	10.716%	2/19/29	5,000,000	4,525,025 (e)(o)(p)
See Notes to Financial Statements.
Western Asset Diversified Income Fund 2025 Annual Report

Schedule of investments (cont’d)
December 31, 2025
 Western Asset Diversified Income Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Software — continued
Magenta Security Holdings LLC, First Out Term Loan (3 mo. Term SOFR + 7.010%)	10.850%	7/27/28	377,438	$287,797 (e)(o)(p)
Planview Parent Inc., 2024 Incremental Term Loan B (3 mo. Term SOFR + 3.500%)	7.172%	12/17/27	4,090,387	3,936,363 (e)(o)(p)
Starlight Parent LLC, Term Loan (3 mo. Term SOFR + 4.000%)	7.701%	4/16/32	3,491,250	3,493,432 (e)(o)(p)
X.Ai Corp., Initial Term Loan	12.500%	6/30/28	4,119,300	4,338,570 (o)(p)
Total Software				16,581,187
Technology Hardware, Storage & Peripherals — 0.9%
Vericast Corp., 2024 Extended Term Loan (6 mo. Term SOFR + 7.750%)	11.622%	6/14/30	7,223,764	7,031,901 (e)(o)(p)

Total Information Technology				23,613,088
Materials — 1.2%
Chemicals — 1.2%
Hexion Holdings Corp., 2024 Refinancing Term Loan	—	3/15/29	1,440,000	1,392,430 (q)
Natgasoline LLC, Term Loan B (1 mo. Term SOFR + 5.500%)	9.216%	3/29/30	2,453,125	2,478,674 (e)(o)(p)
Plastics Management LLC, First Lien Initial Term Loan (3 mo. Term SOFR + 5.000%)	8.672%	8/3/27	4,793,238	4,838,883 (e)(o)(p)

Total Materials				8,709,987
Total Senior Loans (Cost — $123,415,878)				115,851,105
Sovereign Bonds — 6.9%
Angola — 0.7%
Angolan Government International Bond, Senior Notes	8.000%	11/26/29	1,600,000	1,564,348 (a)
Angolan Government International Bond, Senior Notes	8.750%	4/14/32	3,500,000	3,414,630 (a)(h)
Angolan Government International Bond, Senior Notes	9.125%	11/26/49	620,000	532,903 (k)
Total Angola				5,511,881
Argentina — 0.6%
Ciudad Autonoma De Buenos Aires, Senior Notes	7.500%	6/1/27	3,400,170	3,434,138 (a)
Ciudad Autonoma De Buenos Aires, Senior Notes	7.500%	6/1/27	1,333,400	1,346,720 (k)
Total Argentina				4,780,858
See Notes to Financial Statements.

Western Asset Diversified Income Fund 2025 Annual Report

 Western Asset Diversified Income Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Bahamas — 0.4%
Bahamas Government International Bond, Senior Notes	8.250%	6/24/36	3,000,000	$3,354,960 (a)
Brazil — 0.5%
Brazil Letras do Tesouro Nacional	0.000%	1/1/26	1,209,000 BRL	220,630
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/31	21,052,000 BRL	3,380,347
Total Brazil				3,600,977
Dominican Republic — 0.4%
Dominican Republic International Bond, Senior Notes	4.500%	1/30/30	430,000	420,970 (k)
Dominican Republic International Bond, Senior Notes	4.875%	9/23/32	2,750,000	2,652,925 (h)(k)
Total Dominican Republic				3,073,895
Ecuador — 0.4%
Ecuador Government International Bond, Senior Notes	6.900%	7/31/35	1,000,000	884,500 (k)
Ecuador Government International Bond, Senior Notes, Step bond (5.000% to 7/31/26 then 5.500%)	5.000%	7/31/40	2,500,000	1,963,750 (a)
Total Ecuador				2,848,250
Egypt — 0.1%
Egypt Government International Bond, Senior Notes	7.053%	1/15/32	700,000	730,217 (k)
El Salvador — 0.2%
El Salvador Government International Bond, Senior Notes	9.250%	4/17/30	440,000	479,930 (a)
El Salvador Government International Bond, Senior Notes	9.650%	11/21/54	900,000	1,032,750 (a)
Total El Salvador				1,512,680
Ethiopia — 0.1%
Ethiopia International Bond, Senior Notes	6.625%	12/11/26	560,000	602,692 *(k)
Ghana — 0.1%
Ghana Government International Bond, Senior Notes	0.000%	7/3/26	15,520	15,242 (a)
Ghana Government International Bond, Senior Notes, Step bond (5.000% to 7/3/28 then 6.000%)	5.000%	7/3/29	234,740	231,083 (a)
See Notes to Financial Statements.
Western Asset Diversified Income Fund 2025 Annual Report

Schedule of investments (cont’d)
December 31, 2025
 Western Asset Diversified Income Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Ghana — continued
Ghana Government International Bond, Senior Notes, Step bond (5.000% to 7/3/28 then 6.000%)	5.000%	7/3/35	337,560	$309,663 (a)
Total Ghana				555,988
Ivory Coast — 0.4%
Ivory Coast Government International Bond, Senior Notes	7.625%	1/30/33	2,040,000	2,210,237 (a)
Ivory Coast Government International Bond, Senior Notes	8.250%	1/30/37	1,000,000	1,089,370 (a)
Total Ivory Coast				3,299,607
Jamaica — 0.1%
Jamaica Government International Bond, Senior Notes	9.625%	11/3/30	82,000,000 JMD	547,815
Kenya — 0.3%
Republic of Kenya Government International Bond, Senior Notes	8.000%	5/22/32	1,500,000	1,555,717 (a)
Republic of Kenya Government International Bond, Senior Notes	6.300%	1/23/34	550,000	504,069 (k)
Total Kenya				2,059,786
Mexico — 0.6%
Eagle Funding Luxco Sarl, Senior Notes	5.500%	8/17/30	1,150,000	1,172,816 (a)(b)
Mexican Bonos, Bonds	5.750%	3/5/26	40,930,000 MXN	2,265,008
Mexican Bonos, Senior Notes	8.500%	5/31/29	23,320,000 MXN	1,306,573
Total Mexico				4,744,397
Mozambique — 0.1%
Mozambique International Bond, Senior Notes	9.000%	9/15/31	460,000	394,556 (k)
Nigeria — 0.1%
Nigeria Government International Bond, Senior Notes	7.143%	2/23/30	940,000	976,410 (k)
Romania — 0.1%
Romanian Government International Bond, Senior Notes	7.500%	2/10/37	850,000	942,353 (a)
Senegal — 0.0%††
Senegal Government International Bond, Senior Notes	6.250%	5/23/33	550,000	320,891 (k)
South Africa — 0.2%
Republic of South Africa Government International Bond, Senior Notes	6.125%	12/11/37	1,340,000	1,323,770 (a)
See Notes to Financial Statements.

Western Asset Diversified Income Fund 2025 Annual Report

 Western Asset Diversified Income Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

South Africa — continued
Republic of South Africa Government International Bond, Senior Notes	7.250%	12/11/55	200,000	$198,598 (a)
Total South Africa				1,522,368
Sri Lanka — 0.1%
Sri Lanka Government International Bond, Senior Notes	4.000%	4/15/28	55,179	52,974 (a)
Sri Lanka Government International Bond, Senior Notes, Step bond (3.100% to 7/15/27 then 3.350%)	3.100%	1/15/30	59,046	56,275 (a)
Sri Lanka Government International Bond, Senior Notes, Step bond (3.350% to 9/15/27 then 3.600%)	3.350%	3/15/33	115,818	99,793 (a)
Sri Lanka Government International Bond, Senior Notes, Step bond (3.600% to 12/15/27 then 5.100%)	3.600%	6/15/35	78,204	59,742 (a)
Sri Lanka Government International Bond, Senior Notes, Step bond (3.600% to 11/15/27 then 3.850%)	3.600%	5/15/36	54,275	49,514 (a)
Sri Lanka Government International Bond, Senior Notes, Step bond (3.600% to 8/15/27 then 3.850%)	3.600%	2/15/38	108,597	99,312 (a)
Total Sri Lanka				417,610
Supranational — 0.8%
International Bank for Reconstruction & Development, Senior Notes	8.050%	5/10/28	227,000,000 UYU	5,803,226
Turkey — 0.4%
Turkiye Ihracat Kredi Bankasi AS, Senior Notes	5.750%	7/6/26	3,200,000	3,230,669 (a)(h)
Ukraine — 0.1%
Ukraine Government International Bond, Senior Notes, Step bond (0.000% to 2/1/27 then 3.000%)	0.000%	2/1/30	59,069	35,146 (k)
Ukraine Government International Bond, Senior Notes, Step bond (0.000% to 2/1/27 then 3.000%)	0.000%	2/1/34	220,732	105,214 (k)
Ukraine Government International Bond, Senior Notes, Step bond (4.500% to 2/1/27 then 6.000%)	4.500%	2/1/34	216,271	132,887 (k)
Ukraine Government International Bond, Senior Notes, Step bond (0.000% to 2/1/27 then 3.000%)	0.000%	2/1/35	186,534	105,543 (k)
See Notes to Financial Statements.
Western Asset Diversified Income Fund 2025 Annual Report

Schedule of investments (cont’d)
December 31, 2025
 Western Asset Diversified Income Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Ukraine — continued
Ukraine Government International Bond, Senior Notes, Step bond (4.500% to 2/1/27 then 6.000%)	4.500%	2/1/35	378,474	$228,159 (k)
Ukraine Government International Bond, Senior Notes, Step bond (0.000% to 2/1/27 then 3.000%)	0.000%	2/1/36	155,445	88,361 (k)
Ukraine Government International Bond, Senior Notes, Step bond (4.500% to 2/1/27 then 6.000%)	4.500%	2/1/36	486,610	288,442 (k)
Total Ukraine				983,752
Uzbekistan — 0.1%
Republic of Uzbekistan International Bond, Senior Notes	3.900%	10/19/31	590,000	546,799 (k)

Total Sovereign Bonds (Cost — $49,353,010)				52,362,637
Convertible Bonds & Notes — 0.7%
Communication Services — 0.0%††
Media — 0.0%††
EchoStar Corp., Senior Secured Notes (3.875% Cash or 3.875% PIK)	3.875%	11/30/30	3,293	11,007 (c)

Financials — 0.7%
Mortgage Real Estate Investment Trusts (REITs) — 0.7%
Blackstone Mortgage Trust Inc., Senior Notes	5.500%	3/15/27	2,000,000	1,981,000
Two Harbors Investment Corp., Senior Notes	6.250%	1/15/26	3,010,000	3,002,475

Total Financials				4,983,475
Information Technology — 0.0%††
Technology Hardware, Storage & Peripherals — 0.0%††
Super Micro Computer Inc., Senior Notes	3.500%	3/1/29	490,000	437,300

Real Estate — 0.0%††
Real Estate Management & Development — 0.0%††
China Aoyuan Group Ltd., Senior Notes	0.000%	9/30/28	70,334	879 (k)

Total Convertible Bonds & Notes (Cost — $5,483,250)				5,432,661
See Notes to Financial Statements.

Western Asset Diversified Income Fund 2025 Annual Report

 Western Asset Diversified Income Fund
(Percentages shown based on Fund net assets)
Security		Rate		Shares	Value
Preferred Stocks — 0.5%
Financials — 0.5%
Mortgage Real Estate Investment Trusts (REITs) — 0.5%
Chimera Investment Corp., Non Voting Shares (3 mo. Term SOFR + 5.005%)		8.690%		77,758	$1,658,578 (e)
MFA Financial Inc., Non Voting Shares (3 mo. Term SOFR + 5.607%)		9.258%		76,957	1,756,159 (e)

Total Preferred Stocks (Cost — $3,696,399)					3,414,737

Common Stocks — 0.3%
Communication Services — 0.2%
Diversified Telecommunication Services — 0.2%
Altice France Luxco				61,743	1,111,988 *

Consumer Discretionary — 0.1%
Diversified Consumer Services — 0.1%
WW International Inc.				21,540	629,291 *

Industrials — 0.0%††
Passenger Airlines — 0.0%††
Spirit Airlines LLC				977	245 *(f)(r)
Spirit Aviation Holdings Inc.				168,247	42,230 *

Total Industrials					42,475
Real Estate — 0.0%††
Real Estate Management & Development — 0.0%††
China Aoyuan Group Ltd.				196,741	1,674 *(f)

Total Common Stocks (Cost — $3,320,599)					1,785,428
	Counterparty	Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.0%††
OTC Purchased Options — 0.0%††
U.S. Dollar/Euro, Put @ $1.158 (Cost — $113,629)	Bank of America N.A.	2/4/26	9,930,000	9,930,000	169,208
		Rate	Maturity Date	Face Amount†
Non-U.S. Treasury Inflation Protected Securities — 0.0%††
Uruguay — 0.0%††
Uruguay Government International Bond, Senior Notes (Cost — $102,679)		3.400%	5/16/45	3,974,150 UYU	105,828
See Notes to Financial Statements.
Western Asset Diversified Income Fund 2025 Annual Report

Schedule of investments (cont’d)
December 31, 2025
 Western Asset Diversified Income Fund
(Percentages shown based on Fund net assets)
Security	Expiration Date	Rights	Value
Rights — 0.0%††
Communication Services — 0.0%††
Diversified Telecommunication Services — 0.0%††
Altice France Luxco (Cost — $0)	—	5,018	$83,297 *
		Warrants
Warrants — 0.0%††
Industrials — 0.0%††
Passenger Airlines — 0.0%††
Spirit Airlines LLC (Cost — $1,455,203)	3/12/30	119,540	30,005 *(a)(f)(r)
Total Investments — 146.4% (Cost — $1,151,284,739)			1,108,631,193
Liabilities in Excess of Other Assets — (46.4)%			(351,230,815)
Total Net Assets — 100.0%			$757,400,378

See Notes to Financial Statements.

Western Asset Diversified Income Fund 2025 Annual Report

 Western Asset Diversified Income Fund
†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.
††	Represents less than 0.1%.
*	Non-income producing security.
(a)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (Note 5).
(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.
(d)	Security has no maturity date. The date shown represents the next call date.
(e)
Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(f)	Security is fair valued in accordance with procedures approved by the Board of Trustees (Note 1).
(g)	Security is valued using significant unobservable inputs (Note 1).
(h)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(i)	Securities traded on a when-issued or delayed delivery basis.
(j)	The coupon payment on this security is currently in default as of December 31, 2025.
(k)
Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the
United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(l)	The maturity principal is currently in default as of December 31, 2025.
(m)
Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(n)	Rate shown is the current yield based on income received over the trailing twelve months.
(o)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(p)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(q)	All or a portion of this loan has not settled as of December 31, 2025. Interest rates are not effective until settlement date. Interest rates shown, if any, are for the settled portion of the loan.
(r)	Restricted security (Note 10).

See Notes to Financial Statements.
Western Asset Diversified Income Fund 2025 Annual Report

Schedule of investments (cont’d)
December 31, 2025
 Western Asset Diversified Income Fund
Abbreviation(s) used in this schedule:
BRL	—	Brazilian Real
CAS	—	Connecticut Avenue Securities
CDO	—	Collateralized Debt Obligation
CLO	—	Collateralized Loan Obligation
DIP	—	Debtor-in-possession
GBP	—	British Pound
IO	—	Interest Only
JMD	—	Jamaican Dollar
LIBOR	—	London Interbank Offered Rate
MXN	—	Mexican Peso
PIK	—	Payment-In-Kind
REMIC	—	Real Estate Mortgage Investment Conduit
SOFR	—	Secured Overnight Financing Rate
USD	—	United States Dollar
UYU	—	Uruguayan Peso
At December 31, 2025, the Fund had the following open reverse repurchase agreements:
Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value**
Goldman Sachs Group Inc.	4.250%	12/12/2025	TBD***	$8,073,507	Sovereign Bonds Corporate Bonds & Notes	$9,489,668 2,088,266
				$8,073,507		$11,577,934

*	Refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.
**	Including accrued interest.
***
TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements. The rates for these agreements are variable. The rate disclosed is the rate as of December 31, 2025.

See Notes to Financial Statements.

Western Asset Diversified Income Fund 2025 Annual Report

 Western Asset Diversified Income Fund
At December 31, 2025, the Fund had the following open futures contracts:
	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Euro-Bund	33	3/26	$4,990,851	$4,947,369	$(43,482)
U.S. Treasury 10-Year Notes	870	3/26	98,121,195	97,820,625	(300,570)
U.S. Treasury Long-Term Bonds	280	3/26	32,712,437	32,366,250	(346,187)
U.S. Treasury Ultra 10-Year Notes	170	3/26	19,579,514	19,552,657	(26,857)
					(717,096)
Contracts to Sell:
3-Month SOFR	67	3/27	16,223,072	16,229,075	(6,003)
U.S. Treasury 2-Year Notes	437	3/26	91,205,924	91,240,820	(34,896)
U.S. Treasury 5-Year Notes	40	3/26	4,385,408	4,372,188	13,220
U.S. Treasury Ultra Long- Term Bonds	169	3/26	20,200,489	19,942,000	258,489
					230,810
Net unrealized depreciation on open futures contracts					$(486,286)

Abbreviation(s) used in this table:
SOFR	—	Secured Overnight Financing Rate
At December 31, 2025, the Fund had the following open forward foreign currency contracts:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	13,578,845	USD	2,506,709	Bank of America N.A.	1/5/26	$(31,915)
USD	2,467,804	BRL	13,578,845	Bank of America N.A.	1/5/26	(6,991)
BRL	13,578,845	USD	2,467,804	Citibank N.A.	1/5/26	6,990
USD	2,524,259	BRL	13,578,845	Citibank N.A.	1/5/26	49,464
CAD	880,000	USD	627,464	Bank of America N.A.	1/16/26	14,147
CAD	890,000	USD	634,507	Bank of America N.A.	1/16/26	14,395
CAD	951,222	USD	678,115	Bank of America N.A.	1/16/26	15,424
CAD	1,730,000	USD	1,229,048	Bank of America N.A.	1/16/26	32,301
CAD	1,780,000	USD	1,269,167	Bank of America N.A.	1/16/26	28,637
USD	1,237,523	CAD	1,720,000	Bank of America N.A.	1/16/26	(16,534)
USD	1,287,778	CAD	1,790,000	Bank of America N.A.	1/16/26	(17,317)
USD	697,185	EUR	590,000	Bank of America N.A.	1/16/26	3,292
USD	705,859	EUR	598,005	Bank of America N.A.	1/16/26	2,551
USD	5,275,092	MXN	97,912,568	Bank of America N.A.	1/16/26	(153,968)
See Notes to Financial Statements.
Western Asset Diversified Income Fund 2025 Annual Report

Schedule of investments (cont’d)
December 31, 2025
 Western Asset Diversified Income Fund
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,416,795	USD	937,960	BNP Paribas SA	1/16/26	$7,635
AUD	1,470,000	USD	972,514	BNP Paribas SA	1/16/26	8,590
CAD	600,000	USD	429,123	BNP Paribas SA	1/16/26	8,339
USD	10,527,256	GBP	7,827,416	BNP Paribas SA	1/16/26	(23,512)
USD	643,063	JPY	98,693,933	BNP Paribas SA	1/16/26	12,086
AUD	1,149,156	USD	752,240	Citibank N.A.	1/16/26	14,727
AUD	1,181,336	USD	766,830	Citibank N.A.	1/16/26	21,615
AUD	1,211,054	USD	791,521	Citibank N.A.	1/16/26	16,759
AUD	5,811,016	USD	3,808,743	Citibank N.A.	1/16/26	69,633
CNH	4,655,443	USD	655,849	Citibank N.A.	1/16/26	12,189
CNH	20,066,816	USD	2,827,228	Citibank N.A.	1/16/26	52,284
EUR	1,948,885	USD	2,265,935	Citibank N.A.	1/16/26	26,131
GBP	4,313,000	USD	5,686,745	Citibank N.A.	1/16/26	126,855
USD	772,346	AUD	1,166,888	Citibank N.A.	1/16/26	(6,457)
USD	781,561	AUD	1,177,327	Citibank N.A.	1/16/26	(4,208)
USD	784,576	AUD	1,175,556	Citibank N.A.	1/16/26	(11)
USD	863,408	AUD	1,308,003	Citibank N.A.	1/16/26	(9,577)
USD	1,141,817	AUD	1,714,380	Citibank N.A.	1/16/26	(2,391)
USD	1,199,233	CAD	1,665,003	Citibank N.A.	1/16/26	(14,726)
USD	1,949,482	CAD	2,721,222	Citibank N.A.	1/16/26	(34,570)
USD	1,288,650	EUR	1,105,102	Citibank N.A.	1/16/26	(11,051)
USD	1,500,318	EUR	1,276,097	Citibank N.A.	1/16/26	(488)
USD	114,808	JPY	17,882,266	Citibank N.A.	1/16/26	482
USD	649,151	JPY	101,110,000	Citibank N.A.	1/16/26	2,727
USD	773,169	JPY	119,709,471	Citibank N.A.	1/16/26	7,834
JPY	577,089,345	USD	3,856,070	JPMorgan Chase & Co.	1/16/26	(166,581)
USD	1,341,000	CNH	9,526,424	JPMorgan Chase & Co.	1/16/26	(26,006)
USD	1,341,000	CNH	9,521,180	JPMorgan Chase & Co.	1/16/26	(25,253)
USD	757,847	JPY	118,051,814	JPMorgan Chase & Co.	1/16/26	3,109
USD	790,964	JPY	121,641,861	JPMorgan Chase & Co.	1/16/26	13,274
USD	4,982,013	EUR	4,303,000	Bank of America N.A.	2/5/26	(83,488)
USD	2,472,747	BRL	13,578,845	Bank of America N.A.	3/3/26	29,908
Net unrealized depreciation on open forward foreign currency contracts						$(33,666)

See Notes to Financial Statements.

Western Asset Diversified Income Fund 2025 Annual Report

 Western Asset Diversified Income Fund
Abbreviation(s) used in this table:
AUD	—	Australian Dollar
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
CNH	—	Chinese Offshore Yuan
EUR	—	Euro
GBP	—	British Pound
JPY	—	Japanese Yen
MXN	—	Mexican Peso
USD	—	United States Dollar
At December 31, 2025, the Fund had the following open swap contracts:
OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount*	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Bank of America N.A.	137,545,000BRL	1/2/26	BRL-CDI**	11.035%**	$(718,668)	—	$(718,668)
JPMorgan Chase & Co.	63,990,000BRL	1/2/29	BRL-CDI**	10.230%**	(1,113,183)	—	(1,113,183)
Total					$(1,831,851)	—	$(1,831,851)

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount*	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
173,910,000MXN	11/10/34	28-Day MXN TIIE - Banxico every 28 days	8.885% every 28 days	$482,177	$—	$482,177

See Notes to Financial Statements.
Western Asset Diversified Income Fund 2025 Annual Report

Schedule of investments (cont’d)
December 31, 2025
 Western Asset Diversified Income Fund
CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Implied Credit Spread at December 31, 2025[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
American Airlines Group Inc., 6.500%, due 7/1/25	$948,000	12/20/29	3.442%	5.000% quarterly	$51,040	$34,045	$16,995
Caesars Entertainment Inc., 4.625%, due 10/15/29	1,123,000	6/20/30	2.514%	5.000% quarterly	109,891	110,674	(783)
Nabors Industries Inc., 9.125%, due 1/31/30	604,000	6/20/29	3.566%	1.000% quarterly	(48,187)	(76,362)	28,175
Total	$2,675,000				$112,744	$68,357	$44,387

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Reference Entity	Notional Amount[2]	Termination Date	Implied Credit Spread at December 31, 2025[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
MGM Resorts International, 4.750%, due 10/15/28	$1,123,000	6/20/30	1.583%	5.000% quarterly	$(154,478)	$(135,396)	$(19,082)
Transocean Inc., 8.000%, due 2/1/27	604,000	6/20/29	3.523%	1.000% quarterly	47,347	47,766	(419)
Total	$1,727,000				$(107,131)	$(87,630)	$(19,501)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.HY.45 Index	$3,310,100	12/20/30	5.000% quarterly	$(252,238)	$(240,446)	$(11,792)

See Notes to Financial Statements.

Western Asset Diversified Income Fund 2025 Annual Report

 Western Asset Diversified Income Fund
OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made by the Fund†	Periodic Payments Received by the Fund‡	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
JPMorgan Chase & Co.	$4,894,000	1/8/26	Daily SOFR Compound + 1.100%**	JPEIFNTR^**	$435,417	—	$435,417

[1]
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii)
pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]
Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]
If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii)
receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[5]
The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.
‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.
^	Custom emerging markets debt basket is comprised of 41 bonds in the Sovereign Frontier sector.
*	Notional amount denominated in U.S. dollars, unless otherwise noted.
**	One time payment made at termination date.
See Notes to Financial Statements.
Western Asset Diversified Income Fund 2025 Annual Report

Schedule of investments (cont’d)
December 31, 2025
 Western Asset Diversified Income Fund
Reference rate(s) and their value(s) as of period end used in this table:
Reference Index	Reference Rate
28-Day MXN TIIE - Banxico	7.379%
BRL-CDI	14.900%
Daily SOFR Compound	3.870%

Abbreviation(s) used in this table:
BRL	—	Brazilian Real
BRL-CDI	—	Brazilian Cetip InterBank Deposit Rate
JPEIFNTR	—	Western Asset Management Emerging Markets Frontier Custom Basket
MXN	—	Mexican Peso
SOFR	—	Secured Overnight Financing Rate
TIIE	—	Tasa de Intere’s Interbancaria de Equilibrio (Equilibrium Interbanking Interest Rate)
See Notes to Financial Statements.

Western Asset Diversified Income Fund 2025 Annual Report

Statement of assets and liabilities
December 31, 2025

Assets:
Investments, at value (Cost — $1,151,284,739)	$1,108,631,193
Foreign currency, at value (Cost — $7,230,760)	7,075,589
Cash	7,541,084
Interest receivable	17,380,338
Deposits with brokers for open futures contracts and exchange-traded options	2,965,906
Deposits with brokers for centrally cleared swap contracts	2,108,800
Deposits with brokers for OTC derivatives	1,180,000
Unrealized appreciation on forward foreign currency contracts	601,378
OTC swaps, at value (premiums received — $0)	435,417
Foreign currency collateral for open futures contracts and/or exchange-traded options, at value (Cost — $52,921)	57,569
Receivable from brokers — net variation margin on centrally cleared swap contracts	12,774
Principal paydown receivable	4,156
Prepaid expenses	434,490
Total Assets	1,148,428,694
Liabilities:
Loan payable (Note 5)	364,000,000
Payable for open reverse repurchase agreements (Note 3)	8,073,507
Distributions payable	7,708,949
Payable for securities purchased	5,709,539
OTC swaps, at value (paid — $0)	1,831,851
Interest expense payable	1,474,531
Investment management fee payable	1,062,427
Unrealized depreciation on forward foreign currency contracts	635,044
Payable to brokers — net variation margin on open futures contracts	166,871
Payable for open OTC swap contracts	62,778
Deposits from brokers for open reverse repurchase agreements	52,239
Trustees’ fees payable	1,410
Accrued expenses	249,170
Total Liabilities	391,028,316
Total Net Assets	$757,400,378
Net Assets:
Par value ($0.001 par value; 51,912,116 shares issued and outstanding; Unlimited shares authorized)	$51,912
Paid-in capital in excess of par value	1,034,887,903
Total distributable earnings (loss)	(277,539,437)
Total Net Assets	$757,400,378
Shares Outstanding	51,912,116
Net Asset Value	$14.59
See Notes to Financial Statements.
Western Asset Diversified Income Fund 2025 Annual Report

Statement of operations
For the Year Ended December 31, 2025

Investment Income:
Interest	$116,343,490
Dividends from affiliated investments	1,181,192
Dividends from unaffiliated investments	310,468
Total Investment Income	117,835,150
Expenses:
Interest expense (Notes 3 and 5)	19,437,816
Investment management fee (Note 2)	12,567,605
Legal fees	389,657
Trustees’ fees	242,558
Audit and tax fees	98,871
Fund accounting fees	95,341
Transfer agent fees	63,779
Shareholder reports	55,665
Stock exchange listing fees	26,541
Insurance	7,621
Custody fees	6,728
Excise tax (Note 1)	(40,016)
Miscellaneous expenses	(35,366)
Total Expenses	32,916,800
Less: Fee waivers and/or expense reimbursements (Note 2)	(29,722)
Net Expenses	32,887,078
Net Investment Income	84,948,072
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(30,603,104)
Futures contracts	2,089,808
Written options	105,210
Swap contracts	(21,824)
Forward foreign currency contracts	(1,111,835)
Foreign currency transactions	347,132
Net Realized Loss	(29,194,613)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	12,343,981
Futures contracts	1,485,491
Written options	(36,373)
Swap contracts	1,413,998
Forward foreign currency contracts	(292,456)
Foreign currencies	912,638
Change in Net Unrealized Appreciation (Depreciation)	15,827,279
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(13,367,334)
Increase in Net Assets From Operations	$71,580,738
See Notes to Financial Statements.

Western Asset Diversified Income Fund 2025 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2025	2024
Operations:
Net investment income	$84,948,072	$89,617,313
Net realized loss	(29,194,613)	(14,426,792)
Change in net unrealized appreciation (depreciation)	15,827,279	(4,876,870)
Increase in Net Assets From Operations	71,580,738	70,313,651
Distributions to Shareholders From (Note 1):
Total distributable earnings	(100,100,280)	(90,940,097)
Decrease in Net Assets From Distributions to Shareholders	(100,100,280)	(90,940,097)
Fund Share Transactions:
Net proceeds from sale of shares (15,124 and 0 shares issued, respectively) (Note 8)	221,416 †	—
Reinvestment of distributions (108,782 and 0 shares issued, respectively)	1,617,230	—
Increase in Net Assets From Fund Share Transactions	1,838,646	—
Decrease in Net Assets	(26,680,896)	(20,626,446)
Net Assets:
Beginning of year	784,081,274	804,707,720
End of year	$757,400,378	$784,081,274

†	Net of sales charges of $2,245 and shelf registration offering costs of $1,256 (Note 8).
See Notes to Financial Statements.
Western Asset Diversified Income Fund 2025 Annual Report

Statement of cash flows
For the Year Ended December 31, 2025

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$71,580,738
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(470,054,609)
Sales of portfolio securities	448,729,418
Net purchases, sales and maturities of short-term investments	43,661,958
Payment-in-kind	(988,331)
Net inflation adjustment	(3,747)
Net amortization of premium (accretion of discount)	(16,518,795)
Decrease in receivable for securities sold	1,625
Decrease in interest receivable	83,885
Increase in receivable from brokers — net variation margin on centrally cleared swap contracts	(11,400)
Increase in prepaid expenses	(377,603)
Decrease in dividends receivable from affiliated investments	215,162
Decrease in principal paydown receivable	75,558
Increase in deposits from brokers for open reverse repurchase agreements	52,239
Decrease in deposits from brokers for OTC derivatives	(40,000)
Decrease in payable for securities purchased	(1,128,613)
Decrease in investment management fee payable	(18,555)
Decrease in Trustees’ fees payable	(32,399)
Decrease in interest expense payable	(213,529)
Decrease in premiums received from written options	(37,188)
Decrease in payable to brokers — net variation margin on futures contracts	(95,567)
Increase in payable for open OTC swap contracts	24,405
Decrease in accrued expenses	(625,986)
Net realized loss on investments	30,603,104
Change in net unrealized appreciation (depreciation) of investments, written options, OTC swap contracts and forward foreign currency contracts	(12,636,212)
Net Cash Provided in Operating Activities*	92,245,558
Cash Flows from Financing Activities:
Distributions paid on common stock (net of distributions payable)	(90,774,101)
Proceeds from loan facility borrowings	6,000,000
Decrease in payable for open reverse repurchase agreements	(3,267,929)
Proceeds from sale of shares	221,416
Net Cash Used by Financing Activities	(87,820,614)
Net Increase in Cash and Restricted Cash	4,424,944
Cash and restricted cash at beginning of year	16,504,004
Cash and restricted cash at end of year	$20,928,948

*	Included in operating expenses is $19,651,345 paid for interest on borrowings.
See Notes to Financial Statements.

Western Asset Diversified Income Fund 2025 Annual Report

The following table provides a reconciliation of cash (including foreign currency) and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of
Cash Flows.
December 31, 2025
Cash	$14,616,673
Restricted cash	6,312,275
Total cash and restricted cash shown in the Statement of Cash Flows	$20,928,948
Restricted cash consists of cash that has been segregated to cover the Fund’s collateral or margin obligations under derivative contracts and for reverse repurchase agreements. It is separately reported on the Statement of
Assets and Liabilities as Deposits with brokers.
Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$1,617,230
See Notes to Financial Statements.
Western Asset Diversified Income Fund 2025 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
	2025[1]	2024[1]	2023[1]	2022[1]	2021[1,2]
Net asset value, beginning of year	$15.14	$15.54	$14.74	$19.65	$20.00
Income (loss) from operations:
Net investment income	1.64	1.73	1.73	1.59	0.58
Net realized and unrealized gain (loss)	(0.26)	(0.37)	0.68	(5.05)	(0.34)
Total income (loss) from operations	1.38	1.36	2.41	(3.46)	0.24
Less distributions from:
Net investment income	(1.93)	(1.76)	(1.61)	(1.45)	(0.59)
Total distributions	(1.93)	(1.76)	(1.61)	(1.45)	(0.59)
Net asset value, end of year	$14.59	$15.14	$15.54	$14.74	$19.65
Market price, end of year	$13.81	$14.25	$14.10	$12.70	$18.31
Total return, based on NAV[3,4]	9.69%	9.10%	17.32%	(18.07)%	1.19%
Total return, based on Market Price[5]	10.58%	13.78%	24.97%	(23.44)%	(5.62)%
Net assets, end of year (millions)	$757	$784	$805	$763	$1,018
Ratios to average net assets:
Gross expenses	4.25%	4.66%	4.79%	2.98%	1.82%[6]
Net expenses[7,8]	4.25	4.66	4.79	2.98	1.82 [6]
Net investment income	10.98	11.13	11.46	9.48	5.57 [6]
Portfolio turnover rate	41%	36%	35%	42%	19%
Supplemental data:
Loan Outstanding, End of Year (000s)	$364,000	$358,000	$358,000	$358,000	$370,000
Asset Coverage Ratio for Loan Outstanding[9]	308%	319%	325%	313%	375%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[9]	$3,081	$3,190	$3,248	$3,133	$3,751
Weighted Average Loan (000s)	$358,395	$358,000	$358,000	$370,288	$314,938
Weighted Average Interest Rate on Loan	5.21%	6.13%	6.11%	2.71%	1.13%

See Notes to Financial Statements.

Western Asset Diversified Income Fund 2025 Annual Report

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the period June 25, 2021 (commencement of operations) to December 31, 2021.
[3]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements.
In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
[5]
The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.
[7]	Reflects fee waivers and/or expense reimbursements.
[8]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.
[9]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.
See Notes to Financial Statements.
Western Asset Diversified Income Fund 2025 Annual Report

Notes to financial statements
1. Organization and significant accounting policies
Western Asset Diversified Income Fund (the “Fund”) was organized in Maryland on July 27, 2020 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Trustees (the “Board”) has authorized the issuance of an unlimited number of common shares of beneficial interest, $0.001 par value per share (the “Common Shares”). The Fund’s primary investment objective is to seek high current income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, across fixed income sectors and securities in seeking to deliver a well-diversified portfolio. The Fund expects to dissolve on or about June 24, 2033 (the “Dissolution Date”); provided that the Board may, without shareholder approval, extend the Dissolution Date for up to two years. As of a date within the 6-18 months preceding the Dissolution Date, the Board may cause the Fund to conduct a tender offer to all shareholders to purchase 100% of the then outstanding Common Shares of the Fund at a price equal to the NAV per Common Share on the expiration date of the tender offer (the “Eligible Tender Offer”). The Board has established that the Fund must have at least $200 million of aggregate net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Fund (the “Dissolution Threshold”). In an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each Common Shareholder; provided that if the payment for properly tendered Common Shares would result in the Fund having aggregate net assets below the Dissolution Threshold, the Eligible Tender Offer will be canceled, no Common Shares will be repurchased and the Fund will dissolve as scheduled. If an Eligible Tender Offer is conducted and the payment for properly tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, all Common Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, the Board may eliminate the Dissolution Date without shareholder approval and provide for the Fund’s perpetual existence. Upon its dissolution, it is anticipated that the Fund will have distributed substantially all of its net assets to shareholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these

Western Asset Diversified Income Fund 2025 Annual Report

estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.
(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Board.
Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The
Western Asset Diversified Income Fund 2025 Annual Report

Notes to financial statements (cont’d)
Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
 Level 1 — unadjusted quoted prices in active markets for identical investments
•
 Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
 Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Diversified Income Fund 2025 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes:
Energy	—	$81,841,771	$4,653,297	$86,495,068
Other Corporate Bonds & Notes	—	460,554,534	—	460,554,534
Collateralized Mortgage Obligations	—	196,388,252	—	196,388,252
Asset-Backed Securities	—	185,958,433	—	185,958,433
Senior Loans:
Consumer Discretionary	—	15,602,774	4,007,797	19,610,571
Financials	—	13,766,041	3,280,764	17,046,805
Industrials	—	13,605,671	1,796,449	15,402,120
Other Senior Loans	—	63,791,609	—	63,791,609
Sovereign Bonds	—	52,362,637	—	52,362,637
Convertible Bonds & Notes	—	5,432,661	—	5,432,661
Preferred Stocks	$3,414,737	—	—	3,414,737
Common Stocks:
Consumer Discretionary	629,291	—	—	629,291
Industrials	42,230	245	—	42,475
Other Common Stocks	—	1,113,662	—	1,113,662
Purchased Options	—	169,208	—	169,208
Non-U.S. Treasury Inflation Protected Securities	—	105,828	—	105,828
Rights	—	83,297	—	83,297
Warrants	—	30,005	—	30,005
Total Investments	$4,086,258	$1,090,806,628	$13,738,307	$1,108,631,193
Western Asset Diversified Income Fund 2025 Annual Report

Notes to financial statements (cont’d)
ASSETS (cont’d)
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$271,709	—	—	$271,709
Forward Foreign Currency Contracts††	—	$601,378	—	601,378
Centrally Cleared Interest Rate Swaps††	—	482,177	—	482,177
Centrally Cleared Credit Default Swaps on Corporate Issues — Sell Protection††	—	45,170	—	45,170
OTC Total Return Swaps	—	435,417	—	435,417
Total Other Financial Instruments	$271,709	$1,564,142	—	$1,835,851
Total	$4,357,967	$1,092,370,770	$13,738,307	$1,110,467,044
LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$757,995	—	—	$757,995
Forward Foreign Currency Contracts††	—	$635,044	—	635,044
OTC Interest Rate Swaps	—	1,831,851	—	1,831,851
Centrally Cleared Credit Default Swaps on Corporate Issues — Sell Protection††	—	783	—	783
Centrally Cleared Credit Default Swaps on Corporate Issues — Buy Protection††	—	19,501	—	19,501
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection††	—	11,792	—	11,792
Total	$757,995	$2,498,971	—	$3,256,966

†	See Schedule of Investments for additional detailed categorizations.
††	Reflects the unrealized appreciation (depreciation) of the instruments.

Western Asset Diversified Income Fund 2025 Annual Report

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of December 31, 2024	Accrued premiums/ discounts	Realized gain (loss)[1]	Change in unrealized appreciation (depreciation)[2]	Purchases
Corporate Bonds & Notes:
Energy	$1,259,203	$9,533	—	$236,554	$3,148,007
Industrials	4,733,449	—	—	135,454	—
Asset-Backed Securities	1,816,000	1,298	—	28,481	—
Senior Loans:
Consumer Discretionary	1,675,318	5,827	—	(883,553)	5,583,402
Financials	—	(4,938)	$(210)	(11,273)	—
Health Care	93,732	—	(328,026)	322,852	12,208
Industrials	2,637,283	347,268	62,620	(416,464)	—
Information Technology	8,027,276	55,677	(5,623)	419,971	191,226
Total	$20,242,261	$414,665	$(271,239)	$(167,978)	$8,934,843

Investments in Securities (cont’d)	Sales	Transfers into Level 3[3]	Transfers out of Level 3[4]	Balance as of December 31, 2025	Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2025[2]
Corporate Bonds & Notes:
Energy	—	—	—	$4,653,297	$236,554
Industrials	$(250,000)	—	$(4,618,903)	—	—
Asset-Backed Securities	—	—	(1,845,779)	—	—
Senior Loans:
Consumer Discretionary	(2,373,197)	—	—	4,007,797	(1,563,102)
Financials	(43,209)	$3,340,394	—	3,280,764	(11,273)
Health Care	(100,766)	—	—	—	—
Industrials	(834,258)	—	—	1,796,449	(333,265)
Information Technology	(4,163,502)	—	(4,525,025)	—	—
Total	$(7,764,932)	$3,340,394	$(10,989,707)	$13,738,307	$(1,671,086)
Western Asset Diversified Income Fund 2025 Annual Report

Notes to financial statements (cont’d)

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.
[2]
This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation)
resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]
Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs in the valuation obtained from independent third party pricing services or broker/dealer quotations.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.
(b) Purchased options. The Fund may purchase option contracts generally to gain or reduce exposure to certain types of investments or market factors or as a means of attempting to enhance returns. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.
(c) Written options. The Fund may write option contracts generally to gain or reduce exposure to certain types of investments or market factors or as a means of attempting to enhance returns. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.
The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security

Western Asset Diversified Income Fund 2025 Annual Report

increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.
Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.
Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.
Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally
Western Asset Diversified Income Fund 2025 Annual Report

Notes to financial statements (cont’d)
cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.
In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.
Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.
OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.
The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2025, the total notional value of all credit default swaps to sell protection was $2,675,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.
For average notional amounts of swaps held during the year ended December 31, 2025, see Note 4.
Credit default swaps
The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or

Western Asset Diversified Income Fund 2025 Annual Report

default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap, provided that there is no credit event. If the Fund is a seller of protection and a credit event  occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.
Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.
The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.
Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to
Western Asset Diversified Income Fund 2025 Annual Report

Notes to financial statements (cont’d)
perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.
Interest rate swaps
The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.
The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
Total return swaps
The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.
(g) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.
When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

Western Asset Diversified Income Fund 2025 Annual Report

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.
Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.
(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of offset against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.
The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.
(i) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.
The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.
(j) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the
Western Asset Diversified Income Fund 2025 Annual Report

Notes to financial statements (cont’d)
agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will pledge cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.
(k) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.
Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.
(l) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
(m) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.
(n) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment

Western Asset Diversified Income Fund 2025 Annual Report

securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
(o) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.
Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.
(p) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions,
Western Asset Diversified Income Fund 2025 Annual Report

Notes to financial statements (cont’d)
expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.
(q) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.
With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.
The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.
Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Western Asset Diversified Income Fund 2025 Annual Report

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.
As of December 31, 2025, the Fund held forward foreign currency contracts and OTC interest rate swaps with credit related contingent features which had a liability position of $2,466,895. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of December 31, 2025, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $1,180,000 which could be used to reduce the required payment.
(r) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.
(s) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations.
(t) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. The actual source of the Fund’s monthly distributions may be from net investment income, realized capital gains, return of capital or a combination of such amounts. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
(u) Compensating balance arrangements. The Fund had an arrangement with its custodian bank whereby a portion of the custodian’s fees was paid indirectly by credits earned on the Fund’s cash on deposit with the bank. Effective April 1, 2025, any cash on
Western Asset Diversified Income Fund 2025 Annual Report

Notes to financial statements (cont’d)
deposit with the bank will earn interest and be recognized as interest income on the Statement of Operations.
(v) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.
However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. During the year ended December 31,2025, the Fund paid $636,738 of federal income taxes attributable to calendar year 2024.
Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2025, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for the prior three fiscal years are subject to examination by the Internal Revenue Service and state departments of revenue.
(w) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$597,984	$(597,984)
(a)
Reclassifications are due to a non-deductible excise tax paid by the Fund.
2. Investment management agreement and other transactions with affiliates
Franklin Templeton Fund Adviser, LLC (“FTFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Limited (“Western Asset London”) are the Fund’s sub-subadvisers. FTFA, Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).
FTFA provides administrative and certain oversight services to the Fund. The Fund pays FTFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.10% of the Fund’s average daily managed assets, which are the net assets of the Fund plus the principal amount of any borrowings or preferred shares that may be outstanding, reverse repurchase agreements, dollar rolls or similar transactions.

Western Asset Diversified Income Fund 2025 Annual Report

FTFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Singapore, Western Asset Japan and Western Asset London provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, FTFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Singapore, Western Asset Japan and Western Asset London a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.
During periods in which the Fund utilizes financial leverage, the fees paid to FTFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.
The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”).
During the year ended December 31, 2025, fees waived and/or expenses reimbursed amounted to $29,722, all of which was an affiliated money market fund waiver.
All officers and one Trustee of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.
3. Investments
During the year ended December 31, 2025, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$465,940,771	$4,113,838
Sales	443,635,516	5,093,902
At December 31, 2025, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$1,153,948,924	$53,342,555	$(98,660,286)	$(45,317,731)
Futures contracts	—	271,709	(757,995)	(486,286)
Forward foreign currency contracts	—	601,378	(635,044)	(33,666)
Swap contracts	(259,719)	962,764	(1,863,927)	(901,163)
Western Asset Diversified Income Fund 2025 Annual Report

Notes to financial statements (cont’d)
Transactions in reverse repurchase agreements for the Fund during the year ended December 31, 2025, were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$10,152,306	5.061%	$13,999,192

* Averages based on the number of days that the Fund had reverse repurchase agreements outstanding.
Interest rates on reverse repurchase agreements ranged from 4.250% to 5.000% during the year ended December 31, 2025. Interest expense incurred on reverse repurchase agreements totaled $520,897.
4. Derivative instruments and hedging activities
Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2025.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Market Risk	Total
Purchased options[2]	—	$169,208	—	—	$169,208
Futures contracts[3]	$271,709	—	—	—	271,709
Forward foreign currency contracts	—	601,378	—	—	601,378
OTC swap contracts[4]	—	—	—	$435,417	435,417
Centrally cleared swap contracts[5]	482,177	—	$45,170	—	527,347
Total	$753,886	$770,586	$45,170	$435,417	$2,005,059

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[3]	$757,995	—	—	$757,995
Forward foreign currency contracts	—	$635,044	—	635,044
OTC swap contracts[4]	1,831,851	—	—	1,831,851
Centrally cleared swap contracts[5]	—	—	$32,076	32,076
Total	$2,589,846	$635,044	$32,076	$3,256,966

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.
[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.
[3]
Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of
Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of
Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.
[5]
Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the
Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the
Statement of Assets and Liabilities.

Western Asset Diversified Income Fund 2025 Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2025. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Market Risk	Total
Purchased options[1]	$61,992	$(121,983)	—	—	$(59,991)
Futures contracts	2,089,808	—	—	—	2,089,808
Written options	—	105,210	—	—	105,210
Swap contracts	(325,876)	—	$(127,460)	$431,512	(21,824)
Forward foreign currency contracts	—	(1,111,835)	—	—	(1,111,835)
Total	$1,825,924	$(1,128,608)	$(127,460)	$431,512	$1,001,368

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in the Statement of Operations.

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Market Risk	Total
Purchased options[1]	$19,117	$64,146	—	—	$83,263
Futures contracts	1,485,491	—	—	—	1,485,491
Written options	—	(36,373)	—	—	(36,373)
Swap contracts	1,061,429	—	$39,440	$313,129	1,413,998
Forward foreign currency contracts	—	(292,456)	—	—	(292,456)
Total	$2,566,037	$(264,683)	$39,440	$313,129	$2,653,923

[1]	The change in net unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in the Statement of Operations.
During the year ended December 31, 2025, the volume of derivative activity for the Fund was as follows:

Average Market Value*
Purchased options	$139,819
Written options†	2,549
Futures contracts (to buy)	170,100,720
Futures contracts (to sell)	130,764,124
Forward foreign currency contracts (to buy)	34,155,489
Forward foreign currency contracts (to sell)	45,924,497
Western Asset Diversified Income Fund 2025 Annual Report

Notes to financial statements (cont’d)
Average Notional Balance**
Interest rate swap contracts	$53,175,608
Credit default swap contracts (buy protection)	4,366,108
Credit default swap contracts (sell protection)	3,544,038
Total return swap contracts	4,546,154

*	Based on the average of the market values at each month-end during the period.
†	At December 31, 2025, there were no open positions held in this derivative.
**	Based on the average of the notional amounts at each month-end during the period.
The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2025.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Bank of America N.A.	$309,863	$(1,028,881)	$(719,018)	$530,000	$(189,018)
BNP Paribas SA	36,650	(23,512)	13,138	—	13,138
Citibank N.A.	407,690	(83,479)	324,211	(80,000)	244,211
JPMorgan Chase & Co.	451,800	(1,331,023)	(879,223)	730,000	(149,223)
Total	$1,206,003	$(2,466,895)	$(1,260,892)	$1,180,000	$(80,892)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.
[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
5. Loan
The Fund entered into a revolving credit agreement (the “BNYM Credit Agreement”) with The Bank of New York Mellon (“BNYM”). The BNYM Credit Agreement allows the Fund to borrow up to an aggregate amount of $385,000,000 and renews daily for a 179-day term unless notice to the contrary is given to the Fund. The Fund pays interest on borrowings calculated based on SOFR plus applicable margin. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.25% except that the commitment fee is 0.00% when the aggregate outstanding balance of the loan is equal to or greater than 75% of the maximum commitment amount. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of BNYM. The BNYM Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain material investment policies

Western Asset Diversified Income Fund 2025 Annual Report

and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the BNYM Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the year ended December 31, 2025 was $18,916,919. For the year ended December 31, 2025, the Fund incurred commitment fees in the amount of $0. For the year ended December 31, 2025, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $358,394,521 and the weighted average interest rate was 5.21%. At December 31, 2025, the Fund had $364,000,000 of borrowings outstanding per the Credit Agreement.
6. Distributions subsequent to December 31, 2025
The following distributions have been declared by the Board and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
12/31/2025	1/30/2026	$0.1485
2/20/2026	2/27/2026	$0.1485
3/24/2026	3/31/2026	$0.1485
4/23/2026	4/30/2026	$0.1485
5/21/2026	5/29/2026	$0.1485
7. Stock repurchase program
On July 29, 2021, the Fund announced that the Board had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the year ended December 31, 2025 and the year ended December 31, 2024, the Fund did not repurchase any shares.
8. Capital shares
The Fund filed a registration statement with the Securities and Exchange Commission, effective December 18, 2024, authorizing the Fund to offer and sell shares of common stock having an aggregate offering price of up to $75,000,000. Under the equity shelf offering program, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s then-current net asset value per common share. Costs incurred by the Fund in connection with the shelf offering are recorded as a prepaid expense. These costs are amortized on a pro-rata basis as shares are sold and are presented as a reduction to the net proceeds from the sale of shares on the Statement of Changes in Net Assets, if applicable. Any deferred shares remaining at the end of the life of the shelf offering period will be expensed. For the
Western Asset Diversified Income Fund 2025 Annual Report

Notes to financial statements (cont’d)
year ended December 31, 2025, the Fund sold 15,124 shares of common stock and the proceeds from such sales were $221,416, net of offering costs and sales charges of $1,256 and $2,245, respectively.
9. Transactions with affiliated company
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended December 31, 2025. The following transactions were effected in such company for the year ended December 31, 2025.

	Affiliate Value at December 31, 2024	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$43,613,536	$220,694,036	220,694,036	$264,307,572	264,307,572

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2025
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$1,181,192	—	—
10. Restricted securities
The following Fund investments are restricted as to resale and, in the absence of readily ascertainable market values, are fair valued in accordance with procedures approved by the Board.

Security	Number of Shares/ Warrants	Acquisition Date	Cost	Fair Value at 12/31/2025	Value Per Share/Warrant	Percent of Net Assets
Spirit Airlines LLC, Common Shares	977	3/25	$11,893	$245	$0.25	0.00%(a)
Spirit Airlines LLC, Warrants	119,540	3/25	1,455,203	30,005 (b)	0.25	0.00 (a)
Total			$1,467,096	$30,250		0.00% (a)

(a)	Amount represents less than 0.005%.
(b)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board.

Western Asset Diversified Income Fund 2025 Annual Report

11. Income tax information and distributions to shareholders
The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2025	2024
Distributions paid from:
Ordinary income	$100,100,280	$90,940,097
As of December 31, 2025, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$2,241,545
Deferred capital losses*	(233,295,665)
Other book/tax temporary differences(a)	410,948
Unrealized appreciation (depreciation)(b)	(46,896,265)
Total distributable earnings (loss) — net	$(277,539,437)

*
These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)
Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on futures, and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium on fixed income securities and book/tax differences in the accrual of interest income on securities in default and other book/tax basis adjustments.

12. Operating segments
The Fund operates as a single operating segment, which is an investment portfolio. A management group assigned to the Fund within the Fund’s investment manager serves as the Chief Operating Decision Maker (“CODM”) and is responsible for evaluating the Fund’s operating results and allocating resources in accordance with the Fund’s investment strategy. Internal reporting provided to the CODM aligns with the accounting policies and measurement principles used in the financial statements.
For information regarding segment assets, segment profit or loss, and significant expenses, refer to the Statement of Assets and Liabilities and the Statement of Operations, along with the related Notes to Financial Statements. The Fund’s Schedule of Investments provides details of the Fund’s investments that generate returns such as interest, dividends, and realized and unrealized gains or losses. Performance metrics, including portfolio turnover and expense ratios, are disclosed in the Financial Highlights.
Western Asset Diversified Income Fund 2025 Annual Report

Report of independent registered public accounting firm
To the Board of Trustees and Shareholders of Western Asset Diversified Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Diversified Income Fund (the “Fund”) as of December 31, 2025, the related statements of operations and cash flows for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2025 and the period June 25, 2021 (commencement of operations) through December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations and its cash flows for the year then ended , the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the four years in the period ended December 31, 2025 and the period June 25, 2021 (commencement of operations) through December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Baltimore, Maryland
February 20, 2026
We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset Diversified Income Fund 2025 Annual Report

Additional information (unaudited)
Information about Trustees and Officers
The business and affairs of Western Asset Diversified Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, One Madison Avenue, 17th Floor, New York, NY 10010.
Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s annual proxy statement includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-888-777-0102.
Independent Trustees†
Robert D. Agdern
Year of birth	1950
Position(s) held with Fund[1]	Trustee and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, and Compliance Liaison, Class I
Term of office[1] and year service began	Since 2021
Principal occupation(s) during the past five years
Member of the Advisory Committee of the Dispute
Resolution Research Center at the Kellogg Graduate School
of Business, Northwestern University (2002 to 2016);
formerly, Deputy General Counsel responsible for western
hemisphere matters for BP PLC (1999 to 2001); Associate
General Counsel at Amoco Corporation responsible for
corporate, chemical, and refining and marketing matters and
special assignments (1993 to 1998) (Amoco merged with
British Petroleum in 1998 forming BP PLC)

Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)	21
Other board memberships held by Trustee during the past five years	None
Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Trustee and Member of Nominating, Audit and Compensation Committees, and Chair of Pricing and Valuation Committee, Class I
Term of office[1] and year service began	Since 2021
Principal occupation(s) during the past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)	21
Other board memberships held by Trustee during the past five years	None
Western Asset Diversified Income Fund

Additional information (unaudited) (cont’d)
Information about Trustees and Officers
Independent Trustees† (cont’d)
Anthony Grillo
Year of birth	1955
Position(s) held with Fund[1]	Trustee and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, Class I
Term of office[1] and year service began	Since 2024
Principal occupation(s) during the past five years
Retired; Founder, Managing Director and Partner of
American Securities Opportunity Funds (private equity and
credit firm) (2006 to 2018); formerly, Senior Managing
Director of Evercore Partners Inc. (investment banking) (2001 to 2004); Senior Managing Director of Joseph Littlejohn &
Levy, Inc. (private equity firm) (1999 to 2001); Senior
Managing Director of The Blackstone Group L.P. (private
equity and credit firm) (1991 to 1999)

Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)	21
Other board memberships held by Trustee during the past five years	Director of Littelfuse, Inc. (electronics manufacturing) (since 1991); formerly, Director of Oaktree Acquisition Corp. II (2020 to 2022); Director of Oaktree Acquisition Corp. (2019 to 2021)
Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[1]	Chair (since November 15, 2024) and Member of Nominating, Compensation, Pricing and Valuation and Audit Committees, Class II
Term of office[1] and year service began	Since 2021
Principal occupation(s) during the past five years
Chief Executive Officer, The Governance Partners, LLC
(consulting firm) (since 2015); National Association of
Corporate Directors Board Leadership Fellow (since 2016,
with Directorship Certification since 2019) and NACD 2022
Directorship 100 honoree; Adjunct Professor, Georgetown
University Law Center (since 2021); Adjunct Professor, The
University of Chicago Law School (since 2018); Adjunct
Professor, University of Iowa College of Law (since 2007);
formerly, Chief Financial Officer, Press Ganey Associates
(health care informatics company) (2012 to 2014); Managing
Director and Chief Financial Officer, Houlihan Lokey
(international investment bank) and President, Houlihan
Lokey Foundation (2010 to 2012)

Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)	21
Other board memberships held by Trustee during the past five years
Director, VALIC Company I (since October 2022); Director of
ACV Auctions Inc. (since 2021); Director of Associated Banc-
Corp (financial services company) (since 2007); formerly,
Director of Hochschild Mining plc (precious metals
company) (2016 to 2023); formerly Trustee of AIG Funds and
Anchor Series Trust (2018 to 2021)

Western Asset Diversified Income Fund

Independent Trustees† (cont’d)
Nisha Kumar
Year of birth	1970
Position(s) held with Fund[1]	Trustee and Member of Nominating, Compensation and Pricing and Valuation Committees, and Chair of Audit Committee, Class III
Term of office[1] and year service began	Since 2021
Principal occupation(s) during the past five years
Formerly, Managing Director and the Chief Financial Officer
and Chief Compliance Officer of Greenbriar Equity Group, LP
(2011 to 2021); formerly, Chief Financial Officer and Chief
Administrative Officer of Rent the Runway, Inc. (2011);
Executive Vice President and Chief Financial Officer of
AOL LLC, a subsidiary of Time Warner Inc. (2007 to 2009);
Member of the Council on Foreign Relations

Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)	21
Other board memberships held by Trustee during the past five years
Director of Stonepeak-Plus Infrastructure Fund LP
(since 2025); Director of Birkenstock Holding plc
(since 2023); Director of The India Fund, Inc. (since 2016);
formerly, Director of Aberdeen Income Credit Strategies
Fund (2017 to 2018); and Director of The Asia Tigers Fund,
Inc. (2016 to 2018)

Peter Mason
Year of birth	1959
Position(s) held with Fund[1]	Trustee and Member of Audit, Nominating and Pricing and Valuation Committees, and Chair of Compensation Committee, Class III
Term of office[1] and year service began	Since 2024
Principal occupation(s) during the past five years	Arbitrator and Mediator (self-employed) (since 2021); formerly, Global General Counsel of UNICEF (intergovernmental organization) (1998 to 2021)
Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)	21
Other board memberships held by Trustee during the past five years	Chairman of University of Sydney USA Foundation (since 2020); Director of the Radio Workshop US, Inc. (since 2023)
Western Asset Diversified Income Fund

Additional information (unaudited) (cont’d)
Information about Trustees and Officers
Independent Trustees† (cont’d)
Hillary A. Sale
Year of birth	1961
Position(s) held with Fund[1]	Trustee and Member of Audit, Compensation and Pricing and Valuation Committees, and Chair of Nominating Committee, Class II
Term of office[1] and year service began	Since 2024
Principal occupation(s) during the past five years
Agnes Williams Sesquicentennial Professor of Leadership
and Corporate Governance, Georgetown Law; and Professor
of Management, McDonough School of Business
(since 2018); formerly, Associate Dean for Strategy,
Georgetown Law (2020 to 2023); National Association of
Corporate Directors Board Faculty Member (since 2021);
formerly, a Member of the Board of Governors of FINRA
(2016 to 2022)

Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)	21
Other board memberships held by Trustee during the past five years
Director of CBOE U.S. Securities Exchanges, CBOE Futures
Exchange, and CBOE SEF, Director (since 2022); Advisory
Board Member of Foundation Press (academic book
publisher) (since 2019); Chair of DirectWomen Board
Institute (since 2019); formerly, Member of DirectWomen
Board (nonprofit) (2007 to 2022)

Interested Trustee and Officer
Jane Trust, CFA[3]
Year of birth	1962
Position(s) held with Fund[1]	Trustee, President and Chief Executive Officer, Class III
Term of office[1] and year service began	Since 2021
Principal occupation(s) during the past five years
Senior Vice President, Fund Board Management, Franklin
Templeton (since 2020); Officer and/or Trustee/Director of 118 funds associated with FTFA or its affiliates (since 2015); Trustee of Putnam Family of Funds consisting of 105 portfolios; President and Chief Executive Officer of FTFA (since 2015); formerly, Senior
Managing Director (2018 to 2020) and Managing Director (2016
to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and
Senior Vice President of FTFA (2015)

Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)	Trustee/Director of Franklin Templeton funds consisting of 118 portfolios; Trustee of Putnam Family of Funds consisting of 105 portfolios
Other board memberships held by Trustee during the past five years	None

Western Asset Diversified Income Fund

Additional Officers
Fred Jensen
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1963
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and year service began	Since 2021
Principal occupation(s) during the past five years
Director - Global Compliance of Franklin Templeton (since 2020);
Managing Director of Legg Mason & Co. (2006 to 2020); Director
of Compliance, Legg Mason Office of the Chief Compliance
Officer (2006 to 2020); formerly, Chief Compliance Officer of
Legg Mason Global Asset Allocation (prior to 2014); Chief
Compliance Officer of Legg Mason Private Portfolio Group (prior to 2013); formerly, Chief Compliance Officer of The Reserve
Funds (investment adviser, funds and broker-dealer) (2004) and
Ambac Financial Group (investment adviser, funds and broker-
dealer) (2000 to 2003)

Marc A. De Oliveira
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and year service began	Since 2023
Principal occupation(s) during the past five years
Associate General Counsel of Franklin Templeton (since 2020);
Secretary and Chief Legal Officer (since 2020) and Assistant
Secretary of certain funds in the Franklin Templeton fund
complex (since 2006); formerly, Managing Director (2016
to 2020) and Associate General Counsel of Legg Mason & Co.
(2005 to 2020)

Thomas C. Mandia
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and year service began	Since 2022
Principal occupation(s) during the past five years
Senior Associate General Counsel to Franklin Templeton
(since 2020); Senior Vice President (since 2020) and Assistant
Secretary of certain funds in the Franklin Templeton fund
complex (since 2006); Secretary of FTFA (since 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered
investment advisers) (since 2013); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005
to 2020)

Western Asset Diversified Income Fund

Additional information (unaudited) (cont’d)
Information about Trustees and Officers
Additional Officers (cont’d)
Christopher Berarducci
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1974
Position(s) held with Fund[1]	Treasurer and Principal Financial Officer
Term of office[1] and year service began	Since 2021
Principal occupation(s) during the past five years
Vice President, Fund Administration and Reporting, Franklin
Templeton (since 2020); Treasurer (since 2010) and Principal
Financial Officer (since 2019) of certain funds associated with
Legg Mason & Co. or its affiliates; formerly, Managing
Director (2020), Director (2015 to 2020), and Vice President (2011
to 2015) of Legg Mason & Co.

Jeanne M. Kelly
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and year service began	Since 2021
Principal occupation(s) during the past five years
U.S. Fund Board Team Manager, Franklin Templeton (since 2020);
Senior Vice President of certain funds associated with Legg
Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of
LMAS and LMFAM (since 2015); formerly, Managing Director of
Legg Mason & Co. (2005 to 2020); and Senior Vice President of
LMFAM (2013 to 2015)

†Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.
1The Fund’s Board of Trustees is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Trustees expire at the Annual Meetings of Stockholders in the year 2028, year 2026 and year 2027, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.
2The term “fund complex” means two or more registered investment companies that:
 (a) hold themselves out to investors as related companies for purposes of investment and investor services; or
 (b) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.
3Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of FTFA and certain of its affiliates.

Western Asset Diversified Income Fund

Annual chief executive officer and
principal financial officer certifications (unaudited)
The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.
Western Asset Diversified Income Fund

Other shareholder communications regarding accounting matters (unaudited)
The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.
The CCO may be contacted at:
Franklin Resources Inc.
Compliance Department
One Madison Avenue, 17th Floor
New York, NY 10010
Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset Diversified Income Fund

Important information to shareholders (unaudited)
UPDATED DISCLOSURES FOR THE FUND
The following additional information is provided for the Fund as of the fiscal year ended December 31, 2025.
SUMMARY OF FUND EXPENSES
Sales Load (as a percentage of offering price)(1)	1.00%
Offering Expenses (as a percentage of offering price)(2)	0.03%
Dividend Reinvestment Plan Fees(3)	$5.00
Annual Operating Expenses
Percentage of Net Assets Attributable to Common Shares
Management Fees(4)	1.62%
Interest Payments on Borrowed Funds(5)	2.51%
Other Expenses(6)	0.12%
Total Annual Fund Operating Expenses	4.25%
(1) Represents the estimated commission with respect to the Common Stock being sold in at-the-market offerings. UBS Securities LLC will be entitled to compensation of up to 1.00% of the gross proceeds of the sale of any Common Stock under the Sales Agreement, with the exact amount of such compensation to be mutually agreed upon in writing by the Fund and UBS Securities LLC from time to time.
(2) Costs incurred by the Fund in connection with the shelf offering are recorded as a prepaid expense. These costs are amortized on a pro-rata basis as shares are sold and are presented as a reduction to the net proceeds from sale of shares. Any deferred charges remaining at the end of the life of the shelf offering period will be expensed.
(3) Common Stockholders will pay brokerage charges if they direct the Plan Agent to sell Common Stock held in a dividend reinvestment account. There are no fees charged to stockholders for participating in the Fund’s dividend reinvestment plan. However, stockholders participating in the Plan that elect to sell their shares obtained pursuant to the plan would pay $5.00 per transaction to sell shares.
(4) The Investment Manager receives an annual fee, payable monthly, in an amount equal to 1.10% of the Fund’s average daily Managed Assets. “Managed Assets” means net assets plus the amount of any outstanding borrowings used for leverage and assets attributable to any preferred stock that may be outstanding. If the Fund were to use leverage, the amount of management fees paid to the Investment Manager will be higher than if the Fund does not use leverage because the fees paid are calculated on the Funds Managed Assets.
(5) The Fund enters into reverse repurchase agreements. The expenses and rates associated with leverage may vary as and when Borrowings or issuances of Preferred Stock are made. “Interest Payments on Borrowed Funds” reflects an annualized interest charge based on the interest rate and borrowings in effect on December 31, 2025.
(6) Expenses based on amounts incurred in the fiscal year ended December 31, 2025.
Examples
An investor would pay the following expenses (including a sales load of $10.00 and offering costs of $0.03) on a $1,000 investment in the Fund, assuming a 5% annual return:

One Year	Three Years	Five Years	Ten Years
$52	$138	$225	$447
The above table and example are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in Shares of the Fund.  The “Example” assumes that all dividends and other distributions are reinvested at net
Western Asset Diversified Income Fund

Important information to shareholders (unaudited) (cont’d)
asset value and that the percentage amounts listed in the table above under Total Annual Operating Expenses remain the same in the years shown.  The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s Common Shares.
The example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater than or less than those shown.  The Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
Market Price and Net Asset Valuation (NAV) Information
The Fund’s Common Stock is traded on the NYSE under the symbol “WDI”. The below table details for the period indicated the high and low closing market prices, the NAV, and premium to or discount from NAV, on the date of each of the high and low market prices.
	Quarterly Closing Market Price		Quarterly Closing NAV Price per Common shares on Date of Market Price		Quarterly Closing Premium/(Discount) on Date of Market Price
	High	Low	High	Low	High	Low
Fiscal Year 2025:
March 31, 2025	$15.26	$14.25	$15.28	$15.14	-0.13%	-5.88%
June 30, 2025	$14.92	$12.85	$14.78	$14.25	0.95%	-9.82%
September 30, 2025	$15.25	$14.70	$15.18	$15.06	0.46%	-2.39%
December 31, 2025	$14.97	$13.66	$15.08	$14.64	-0.73%	-6.69%
Fiscal Year 2024:
March 31, 2024	$14.69	$14.01	$15.63	$15.51	-6.01%	-9.67%
June 30, 2024	$14.82	$13.82	$15.68	$15.37	-5.48%	-10.08%
September 30, 2024	$15.73	$14.48	$15.88	$15.41	-0.94%	-6.04%
December 31, 2024	$15.68	$14.20	$15.64	$15.16	0.26%	-6.33%
Source of market prices: NYSE.
The NAV per Common Share on December 31, 2025 was $14.59 and the market price per Common Stock at the close of business on December 31, 2025 was $13.81, representing a (5.35)% discount from such net asset value. As of December 31, 2025, the Fund has 51,912,116 outstanding shares of Common Stock.
Shares of a closed-end investment company may frequently trade at prices lower than NAV.  The Fund’s Common Stock has traded in the market below, at and above net asset value since the commencement of the Fund’s operations.  However, it has recently been the case that the Fund’s Common Stock has traded at a discount from NAV.  The Fund cannot determine the reasons why the Fund’s Common Stock trades at a premium to or discount from NAV, nor can the Fund predict whether its Stock will trade in the future at a premium to or discount from NAV, or the level of any premium or discount.  The Board regularly

Western Asset Diversified Income Fund

monitors the relationship between the market price and NAV of the Common Stock.  If the Common Stock were to trade at a substantial discount to NAV for an extended period of time, the Board may consider the repurchase of the Fund’s Common Stock on the open market, the making of a tender offer for such shares or other programs intended to reduce the discount.  The Fund cannot assure you that its Board will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.
Senior Securities Table
The Fund engaged in senior securities during the prior ten years as follows:
Year Ended	Total Amount Outstanding	Asset Coverage per 1,000	Average Market Value Per Unit**
Revolving Credit Facility:
December 31, 2025*	$364,000,000	$3,081	N/A
December 31, 2024*	$358,000,000	$3,190	N/A
December 31, 2023*	$358,000,000	$3,248	N/A
December 31, 2022*	$358,000,000	$3,133	N/A
December 31, 2021	$370,000,000	$3,751	N/A
* The Fund had open reverse repurchase agreements at December 31, 2025, 2024, 2023, and 2022.
** Not applicable, as these senior securities were not registered for public trading.
UNRESOLVED STAFF COMMENTS
The Fund believes that there are no material unresolved written comments, received 180 days or more before December 31, 2025, from the Staff of the Securities and Exchange Commission regarding any of its periodic or current reports under the Securities Exchange Act of 1934 or the 1940 Act, or its registration statement.
Western Asset Diversified Income Fund

Summary of information regarding the Fund (unaudited)
Investment  Objectives
The Fund’s primary investment objective is to seek high current income. As a secondary investment objective, the Fund will seek capital appreciation.
Principal Investment Policies and Strategies
Under normal circumstances, the Fund will invest across fixed income sectors and securities in seeking to deliver a well-diversified portfolio. Western Asset’s investment process utilizes cross-sector correlations designed to seek optimized return potential and diversification benefit within the portfolio. In managing the portfolio, Western Asset will employ its top down macro view to drive decisions on value, credit sectors, credit quality and duration, and its deep research experience and bottom-up analysis to make sector and security selections. Under current market conditions, the Fund anticipates it will initially focus on shorter-duration and floating rate securities, which have lower sensitivity to higher interest rates. The Fund’s duration and mix of fixed and floating rate investments is subject to change over time. As market conditions change, Western Asset will seek to dynamically rotate investments into sectors and securities that it believes to be undervalued from a fundamental perspective with an attractive return profile and away from investments that it believes to be overvalued. The Fund will provide exposure to residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”), both agency and non-agency, consistent with its investment policies.
The Fund may invest in investment grade and below investment grade corporate debt securities (commonly referred to as either “high yield” securities or “junk bonds”), senior loans, agency and non-agency RMBS and CMBS, government (i.e., sovereign) debt (including U.S. government obligations), floating rate securities, bank loans, collateralized loan obligations (“CLOs”), asset-backed securities (whose underlying asset classes include, but are not limited to, equipment leases, solar and student loans), private debt and mortgage whole loans. The Fund may invest up to 15% of its Managed Assets in securities issued by CLOs, including up to 5% of its Managed Assets in equity securities issued by CLOs (i.e., subordinated or residual tranches of CLO securities). Although the Fund does not specifically target covenant lite loans, the Fund may invest in covenant lite loans if market conditions result in loans having fewer covenants.
The Fund may not concentrate its investments in any one industry. For purposes of this fundamental policy, non-agency RMBS and non-agency CMBS are considered to represent separate industries; as such, the Fund may invest up to 25% of its Managed Assets in non-agency RMBS and, separately, up to 25% of its Managed Assets in non-agency CMBS.
The Fund may invest in foreign securities denominated either in U.S. dollars or foreign currencies. Under normal market circumstances, the Fund will invest at least 70% of its Managed Assets in U.S. securities and at least 80% of its Managed Assets in U.S. dollar-denominated investments. Investments in non-U.S. securities may include emerging market

Western Asset Diversified Income Fund

corporate, government and quasi-sovereign debt. The Fund considers a country to be an emerging market country, if, at the time of investment, it is represented in the J.P. Morgan Emerging Market Bond Index Global or the J.P. Morgan Corporate Emerging Market Bond Index Broad or categorized by the World Bank in its annual categorization as middle- or low-income.  Under normal circumstances, the Fund will be invested in at least three countries (one of which may be the United States) and may invest up to 30% of its Managed Assets in foreign securities. The Fund may also invest in issuers with significant exposure to foreign markets.
The Fund may invest in securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due. The Fund may invest in securities of any duration. Duration is a measure the expected sensitivity of a security’s market price to changes in interest rates.
With respect to all of the securities in which the Fund may invest, the Fund may invest in securities rated below investment grade (that is, securities rated below the Baa/BBB categories, or, if unrated, determined to be of comparable credit quality by Western Asset). These below investment grade securities that comprise the Fund’s portfolio are commonly referred to as either “high yield” securities or “junk bonds.” The Fund may invest up to 25% of its Managed Assets in securities, including structured instruments such as mortgage backed securities and commercial mortgage backed securities, rated CCC or below (or, if unrated, determined to be of comparable credit quality by Western Asset) at the time of investment. For this purpose, if a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO. If the credit rating on a security is downgraded or the credit quality of an asset or counterparty deteriorates, or if the duration of a security is extended, Western Asset will decide whether to exit the position, including in the event such downgrade of one or more securities held by the Fund causes the Fund to exceed the 25% limit of the Fund’s Managed Assets in securities rated CCC or below (or, if unrated, determined to be of comparable credit quality by Western Asset).
The Fund may engage in a variety of transactions using derivatives, including without limitation futures, options, forwards, interest rate swaps and other swaps (including buying and selling credit default swaps and options on credit default swaps), foreign currency futures, forwards and options, and futures contracts, warrants and other synthetic instruments that are intended to provide economic exposure to particular securities, assets or issuers or to be used as a hedging technique. The Fund may use one or more types of these instruments within the limits prescribed by the 1940 Act and the rules and regulations thereunder. The Fund may also engage in a variety of transactions using derivatives in order
Western Asset Diversified Income Fund

Summary of information regarding the Fund (unaudited) (cont’d)
to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.
The Fund will not invest, either directly or indirectly through derivatives, in contingent capital securities (sometimes referred to as “CoCos”).
The Fund may use leverage through borrowings, including loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”), and through the issuance of preferred shares of beneficial interest (“Preferred Shares”). The Fund may use leverage through Borrowings in an aggregate amount of up to approximately 33 1/3% of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) immediately after such Borrowings. Furthermore, the Fund may use leverage through the issuance of Preferred Shares in an aggregate amount of liquidation preference attributable to the Preferred Shares combined with the aggregate amount of any Borrowings of up to approximately 50% of the Fund’s total net assets immediately after such issuance. In addition, the Fund may enter into derivative transactions with a leverage component.
The Fund may enter into reverse repurchase agreements and use similar investment management techniques that may provide leverage, subject to the requirements of Rule 18f-4 under the 1940 Act. Under Rule 18f-4(d), the Fund may enter into reverse repurchase agreements or similar financing transactions in reliance on the rule if the Fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating its asset coverage ratio; or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under the rule.
The Fund may establish a standby credit facility as a temporary measure for purposes of making distributions to shareholders in order to maintain its favorable tax status as a regulated investment company. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted under the 1940 Act. Any such indebtedness would be in addition to the leverage limit on Borrowings of up to 33 1/3% of the Fund’s total net assets.
The Fund may purchase securities under arrangements (called when-issued, delayed delivery, to be announced or forward commitment basis) where the securities will not be delivered or paid for immediately. The Fund will set aside assets to pay for these securities at the time of the agreement.
The Fund may invest in securities of other investment companies to the extent that these investments are consistent with the Fund’s investment objective, strategies and policies and permissible under the 1940 Act. The Fund may also invest in securities of private funds that

Western Asset Diversified Income Fund

rely on exceptions from the definition of investment company under Sections 3(c)(1) or 3(c)(7) of the 1940 Act, structured finance vehicles or other entities not traditionally considered pooled investment vehicles, and companies that rely on the exceptions from the definition of investment company under Section 3(c)(5)(A) or (B) of the 1940 Act. The Fund may invest in portfolio affiliates of the Fund within the meaning of, and in reliance on, Rules 17a-6 and 17d-1(d)(5) under the 1940 Act. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when Western Asset believes that share prices of other investment companies offer attractive values. In general, under the 1940 Act, an investment company may not (i) own more than 3% of the outstanding voting securities of any one registered investment company, (ii) invest more than 5% of its total assets in the securities of any single registered investment company or (iii) invest more than 10% of its total assets in securities of other registered investment companies (the “3-5-10% Limitations”). The Fund may rely on certain exemptions to exceed the 3-5-10% Limitations when investing in another registered investment company (including money market funds) or business development company. To the extent that the Fund invests in another investment company, because other investment companies pay advisory, administrative and service fees that are borne indirectly by investors, such as the Fund, there may be duplication of investment management and other fees.
Principal Risk Factors
There is no assurance that the Fund will meet its investment objectives. You may lose money on your investment in the Fund. The value of the Fund’s shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the Fund’s portfolio, investment strategies, portfolio management, and other factors affect the volatility of the Fund’s shares. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
The following section includes a summary of the principal risks of investing in the Fund.
Limited Term Risk. Unless the limited term provision of the Fund’s Declaration of Trust is amended by shareholders in accordance with the Declaration of Trust, or unless the Fund completes an Eligible Tender Offer and converts to perpetual existence, the Fund will dissolve on or about the Dissolution Date. The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund and thus does not seek to return its initial public offering price per Common Share upon dissolution.
Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. An investment in our
Western Asset Diversified Income Fund

Summary of information regarding the Fund (unaudited) (cont’d)
Common Shares is not intended to constitute a complete investment program and should not be viewed as such. The value of the Fund’s portfolio securities and other investments may move up or down, sometimes rapidly and unpredictably. At any point in time, your securities may be worth less than your original investment. The Fund is primarily a long-term investment vehicle and should not be used for short-term trading.
Market Price Discount from Net Asset Value Risk. Shares of closed-end investment companies frequently trade at a discount to their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of the Fund’s investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of any offering under this Prospectus. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the Common Shares depends upon whether the market price of the Common Shares at the time of sale is above or below the investor’s purchase price for the Common Shares. Because the market price of the Common Shares is affected by factors such as net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the Common Shares, stability of distributions, trading volume of the Common Shares, general market and economic conditions, and other factors beyond our control, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the offering price. The Fund is designed primarily for long-term investors and you should not view the Fund as a vehicle for trading purposes.
Portfolio Management Risk. The value of your investment may decrease if Western Asset’s judgment about the quality, relative yield, value or market trends affecting a particular security, asset class, industry, sector or region, or about interest rates, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by Western Asset. For example, high yield bonds tend to be more susceptible to credit downgrades and may be difficult to value, and Western Asset’s judgment about the relative yield or value of a high yield security may be incorrect or subject to change. While Western Asset will seek to dynamically allocate the Fund’s portfolio to sectors and investments it considers undervalued and away from sectors and investments that it considers overvalued, there is no assurance that such allocation will produce the desired results. In addition, Western Asset’s allocation process may result in limited allocation between sectors and investments if, in the opinion of Western Asset, any such allocation would not produce the desired results given current market conditions. In addition, the Fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by Western Asset and could have an adverse effect on the value or performance of the Fund.

Western Asset Diversified Income Fund

Market and Interest Rate Risk. The market prices of the Fund’s securities and assets may go up or down, sometimes rapidly or unpredictably. If the market prices of the Fund’s investments fall, the value of your investment in the Fund will decline. The market price of an investment may fall due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The market prices of securities and assets may fluctuate significantly when interest rates change. For example, when interest rates rise, the value of fixed income securities held by the Fund generally goes down, a risk that is particularly relevant given the historically low interest rate levels. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s market price. Also, when interest rates decline, investments made by the Fund may pay a lower interest rate, which would reduce the income received by the Fund.
Credit Risk. If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a financial contract declines, the value of your investment will typically decline. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
High Yield (“Junk”) Bonds Risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.
Mortgage-Backed and Asset-Backed Securities Risk. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, mortgage re-financings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the Fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rate of prepayment of the underlying mortgages also tends to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of
Western Asset Diversified Income Fund

Summary of information regarding the Fund (unaudited) (cont’d)
property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan. Investments in asset-backed securities are subject to similar risks.
Credit Risk Associated with Originators and Servicers of Residential and Commercial Mortgage Loans. A number of originators and servicers of residential and commercial mortgage loans, including some of the largest originators and servicers in the residential and commercial mortgage loan market, have experienced serious financial difficulties, including some that are now subject to federal insolvency proceedings. These difficulties have resulted from many factors, including increased competition among originators for borrowers, decreased originations by such originators of mortgage loans and increased delinquencies and defaults on such mortgage loans, as well as from increases in claims for repurchases of mortgage loans previously sold by them under agreements that require repurchase in the event of breaches of representations regarding loan quality and characteristics. Furthermore, the inability of the originator to repurchase such mortgage loans in the event of loan representation breaches or the servicer to repurchase such mortgage loans upon a breach of its servicing obligations also may affect the performance of related non-agency RMBS. Many of these originators and servicers are very highly leveraged. These difficulties may also increase the chances that these entities may default on their warehousing or other credit lines or become insolvent or bankrupt thereby increasing both the likelihood that repurchase obligations will not be fulfilled and the potential for loss to holders of non-agency RMBS and subordinated security holders.
Subprime Mortgage Market Risk. The residential mortgage market in the United States in the past has experienced difficulties that, should similar conditions occur in the future, may adversely affect the performance and market value of certain mortgages and mortgage-related securities. Delinquencies and losses on residential mortgage loans (especially subprime and second-line mortgage loans) may increase, and a decline in or flattening of housing values may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Any significant reduction in investor demand for mortgage loans and mortgage-related securities or increase in investor yield requirements may cause limited liquidity in the secondary market for mortgage-related securities, which could adversely affect the market value of mortgage-related securities. If the economy of the United States were to deteriorate, the incidence of mortgage foreclosures, especially subprime mortgages, could increase, which may adversely affect the value of any RMBS owned by the Fund.
Derivatives Risk. Using derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves behave

Western Asset Diversified Income Fund

in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase Fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative and the credit risk of the counterparty to the derivative transaction. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying asset or index, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments and their respective financial regulators are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements, among others. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
• Risks associated with the use of futures contracts include: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) the inability to replace an expiring futures contract with an equivalent futures contract that has a later expiration at the desired time and price; (d) losses caused by unanticipated market movements, which are potentially unlimited; (e) Western Asset’s inability to predict correctly the direction of asset prices, interest rates, currency exchange rates, the levels of indices or other indicators and other economic factors; and (f) the possibility that the counterparty will default in the performance of its obligations.
• When the Fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, in particular a naked option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss. For the writer of a naked or uncovered call option, the potential loss is unlimited.
Western Asset Diversified Income Fund

Summary of information regarding the Fund (unaudited) (cont’d)
• Successful use of forward currency contracts depends on the portfolio manager’s skill in analyzing and predicting currency values, among other factors. Forward currency contracts may substantially change the Fund’s exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the portfolio manager anticipates. There is no assurance that the portfolio manager’s use of forward currency contracts will be advantageous to the Fund or that the portfolio manager will hedge at an appropriate time.
• Warrants are subject similar market risks as stocks, but may be more volatile in price. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily commensurately with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.
• Swap agreements used for hedging purposes may shift the Fund’s investment exposure from one type of investment to another. For example, if an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the Fund would be worse than what it would have been if the Fund had not entered into the interest rate swap.
• Swap agreements involve heightened risks and may result in losses to the Fund. Swaps may be illiquid and difficult to value, and may increase the aggregate market and credit risk to the Fund. For example, when the Fund sells credit protection on a debt security via a credit default swap, credit risk increases since the Fund has exposure to the issuer whose credit is the subject of the swap, the counterparty to the swap, and in certain circumstances, the custodian of swap collateral.
The Fund operates under Rule 18f-4 under the 1940 Act which, among other things, governs the use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value at risk (VaR) based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f-4. Compliance with Rule 18f-4 by the Fund could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. Rule 18f-4 may limit the Fund’s ability to use derivatives as part of its investment strategy.
Investment in Loans Risk. Investments in loans are generally subject to the same risks as investments in other types of debt obligations, including, among others, credit risk and interest rate risk, which are discussed above, and prepayment risk and extension risk, which are discussed below. In addition, in many cases loans are subject to the risks associated

Western Asset Diversified Income Fund

with below-investment grade securities. This means loans are often subject to significant credit risks, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. This risk of default will increase in the event of an economic downturn or a substantial increase in interest rates (which will increase the cost of the borrower’s debt service). Transactions in loans may settle on a delayed basis. As a result, the proceeds from the sale of a loan may not be available to make additional investments. The Fund considers “junior loans” to be loans that have a junior position in an issuer’s capital structure. Because junior loans are unsecured and subordinated and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. There are no limitations on the Fund’s investments in junior loans. Bank loans may not be considered securities and therefore, the Fund may not have the protections afforded by U.S. federal securities laws with respect to such investments.
CLOs Risk. CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of securities issued by CLOs are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO securities typically experience a lower recovery rate and greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.
Fixed Income Securities Risk. In addition to the risks described elsewhere with respect to valuations and liquidity, fixed income securities, including high yield securities, are also subject to certain risks, including:
• Issuer Risk—The value of fixed income securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Western Asset Diversified Income Fund

Summary of information regarding the Fund (unaudited) (cont’d)
• Reinvestment Risk—Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Fund’s Common Share price or its overall return.
Covenant Lite Loans Risk. Covenant lite loans contain fewer maintenance covenants, or no maintenance covenants at all, than traditional loans and may not include terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. This may expose the Fund to greater credit risk associated with the borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on such investments may be increased, especially during a downturn in the credit cycle.
Leverage Risk. The Fund’s use of leverage will magnify investment, market and certain other risks. Leverage involves risks and special considerations for holders of the Common Shares including: the likelihood of greater volatility of net asset value and market price of the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to holders of Common Shares or will result in fluctuations in the dividends paid on the Common Shares; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and when the Fund uses leverage, the investment advisory fee payable by the Fund to FTFA (and by FTFA to Western Asset) will be higher than if the Fund did not use leverage.
The use of borrowing, reverse repurchase agreements and derivatives, as well as the issuance of Preferred Shares, creates leverage (i.e., a fund’s investment exposures exceed its net asset value). Leverage increases a fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount required to establish the derivative position.
When-Issued and Delayed-Delivery Transactions Risk. The Fund may purchase fixed income securities on a when-issued basis, and may purchase or sell those securities for delayed delivery. When-issued and delayed-delivery transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed-delivery basis may expose the Fund to counterparty risk of default as well as the risk that

Western Asset Diversified Income Fund

securities may experience fluctuations in value prior to their actual delivery. The Fund will not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.
Illiquidity Risk. Some assets held by the Fund may be impossible or difficult to sell and some assets that the Fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities.
Foreign Investment and Emerging Markets Risk. The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk as compared to investments in U.S. securities or issuers with predominantly domestic exposure, such as less liquid, less transparent, less regulated and more volatile markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards, lack of information and political, economic, financial or social instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified Fund.
The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories. Low trading volumes may result in a lack of liquidity and in extreme price volatility
Foreign Currency Risk. The value of investments denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The Fund may be unable or may choose not to hedge its foreign currency exposure.
Western Asset Diversified Income Fund

Summary of information regarding the Fund (unaudited) (cont’d)
Prepayment or Call Risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the Fund would not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and would be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid to purchase the securities.
Extension Risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage- backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the Fund’s share price to be more volatile.
Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the Fund’s investments involves subjective judgment.
Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain fund investments as well as fund performance and liquidity. Following Russia’s invasion of Ukraine in 2022,

Western Asset Diversified Income Fund

Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers is not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have been volatile and may increase in the future. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities or the broader U.S. or global economies.  For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China.  Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund’s assets may go down.
Western Asset Diversified Income Fund

Summary of information regarding the Fund (unaudited) (cont’d)
Cybersecurity Risk. Like other funds and business enterprises, the fund, the manager, the subadvisers and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadvisers and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadvisers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
Operational risk. The valuation of the Fund’s investments may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to holders of Common Shares, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Western Asset Diversified Income Fund

Anti-Takeover Provisions Risk. The Charter and Bylaws of the Fund include provisions that are designed to limit the ability of other entities or persons to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund’s ability to achieve its primary investment objective of seeking high current income exempt from federal income taxes. The Bylaws also contain a provision providing that the Board of Directors has adopted a resolution to opt in the Fund to the provisions of the Maryland Control Share Acquisition Act (“MCSAA”). There can be no assurance, however, that such provisions will be sufficient to deter professional arbitrageurs that seek to cause the Fund to take actions that may not be consistent with its investment objective or aligned with the interests of long-term shareholders, such as liquidating debt investments prior to maturity, triggering taxable events for shareholders and decreasing the size of the Fund. Such provisions may limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging an investor from seeking to obtain control of the Fund.
In determining to opt in to the MCSAA, the Board considered its fiduciary obligations to the Fund. In particular, the Board considered whether the interests of a short-term professional investor seeking to arbitrage the Fund’s market price would be consistent with the interests of Common Stockholders that invested in the Fund due to its investment objective of total return with an emphasis on income. In order to seek to allow the Fund to achieve its investment objective for those long-term Common Stockholders, the Board determined that it would be in the best interests of the Fund to opt in to the MCSAA. In making this decision, the Board considered a decision in the U.S. District Court for the District of Maryland, which had the effect of allowing a closed-end fund organized in Maryland to remain opted in to the MCSAA notwithstanding a counterclaim alleging that the fund’s decision to opt in to the MCSAA violated Section18(i) of the 1940 Act. A recent decision by the U.S. District Court for the Southern District of New York, however, held that certain Funds that opted into the MCSAA violated Section18(i) of the 1940 Act. The decision has been affirmed by the U.S. Court of Appeals for the Second Circuit. These decisions are incompatible with the prior decision in Maryland federal court that allowed a registered closed-end fund organized as a Maryland corporation to remain opted into the MCSAA, resulting in a circuit split on the issue. There is a risk that a court could follow the reasoning of the New York federal court, as opposed to the decision of the Maryland federal court, when determining whether a closed-end fund organized in Maryland can opt in to the MCSAA.
More Information
For a complete list of the Fund’s fundamental investment restrictions and more detailed descriptions of the Fund’s investment policies, strategies and risks, see the Fund’s registration statement on Form N-2 that became effective upon filing on December 18,
Western Asset Diversified Income Fund

Summary of information regarding the Fund (unaudited) (cont’d)
2024. The Fund’s fundamental investment restrictions may not be changed without the approval of the holders of a majority of the outstanding voting securities, as defined in the 1940 Act.

Western Asset Diversified Income Fund

Dividend reinvestment plan (unaudited)
Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company, N.A., as agent for the shareholders (the “Plan Agent”), in additional Common Shares under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.
In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your Common Shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of Common Shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Registered shareholders whose shares are registered in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.
If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1) If the market price of the Common Shares (plus $0.03 per share processing fee which includes any brokerage commission the Plan Agent is required to pay) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Shares at the close of trading on the NYSE on the payment date, the Fund will issue new Common Shares at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Shares on the payment date.
(2) If the net asset value per share of the Common Shares exceeds the market price of the Common Shares (plus $0.03 per share processing fee) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the shareholders; except when necessary to comply with
Western Asset Diversified Income Fund

Dividend reinvestment plan (unaudited) (cont’d)
applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share processing fee) rises so that it equals or exceeds the net asset value per share of the Common Shares at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund will issue the remaining Common Shares at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.
Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.
You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent through the Internet at www.computershare.com/investor, in writing at P.O. Box 43006 Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Shares.
Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct per share processing fees actually incurred from the proceeds (currently $0.05 per share, which includes any brokerage commission the Plan Agent is required to pay). There is no service charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay per share processing fees (currently $0.03 per share) incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.
The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Trustees, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Shares in your account less any applicable fees.

Western Asset Diversified Income Fund

You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Shares on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent through the Internet at www.computershare.com/investor, in writing at P.O. Box 43006 Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151.
Western Asset Diversified Income Fund

Important tax information (unaudited)
By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.
The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.
The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2025:

	Pursuant to:	Amount Reported
Qualified Net Interest Income (QII)	§871(k)(1)(C)	$50,611,758
Section 163(j) Interest Earned	§163(j)	$72,348,585
Interest Earned from Federal Obligations	Note (1)	$3,747
Note (1) - The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.

Western Asset Diversified Income Fund

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Western Asset
Diversified Income Fund
Trustees
Robert D. Agdern
Carol L. Colman
Anthony Grillo
Eileen A. Kamerick
Chair
Nisha Kumar
Peter Mason
Hillary A. Sale
Jane Trust
Officers
Jane Trust
President and Chief Executive
Officer
Christopher Berarducci
Treasurer and Principal Financial
Officer
Fred Jensen
Chief Compliance Officer
Marc A. De Oliveira
Secretary and Chief Legal Officer
Thomas C. Mandia
Senior Vice President
Jeanne M. Kelly
Senior Vice President
Western Asset Diversified Income Fund
One Madison Avenue
17th Floor
New York, NY 10010
Investment manager
Franklin Templeton Fund Adviser, LLC
Subadvisers
Western Asset Management Company, LLC
Western Asset Management Company Limited
Western Asset Management Company Ltd
Western Asset Management Company Pte. Ltd.
Custodian
The Bank of New York Mellon
Transfer agent
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
Independent registered
public accounting firm
PricewaterhouseCoopers LLP
Baltimore, MD
Legal counsel
Simpson Thacher & Bartlett LLP
900 G Street NW
Washington, DC 20001
New York Stock
Exchange Symbol
WDI

Western Asset Diversified Income Fund
Western Asset Diversified Income Fund
One Madison Avenue
17th Floor
New York, NY 10010
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.
Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.
This report is transmitted to the shareholders of Western Asset Diversified Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
96370-A 2/26

(b) Not applicable

ITEM 2.	CODE OF ETHICS.

a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 19(a) (1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the Registrant has determined that Eileen A. Kamerick and Nisha Kumar, possesses the technical attributes identified in Item 3 to Form N-CSR to qualify as an “audit committee financial experts,” and has designated Eileen A. Kamerick and Nisha Kumar, as the Audit Committee’s financial experts. Eileen A. Kamerick and Nisha Kumar are an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2024 and December 31, 2025 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $93,932 in December 31, 2024 and $94,817 in December 31, 2025.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2024 and $0 in December 31, 2025.

(c) Tax Fees. he aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $10,000 in December 31, 20245 and $10,000 in December 31, 2025. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to the Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the Registrant (“Service Affiliates”) during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) of this item, were $9,600 in December 31, 2024 and $9,600 in December 31, 2025.

There were no other non-audit services rendered by the Auditor to the Service Affiliates requiring pre-approval by the Audit Committee in the Reporting Periods.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by the Registrant’s investment manager or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and the Covered Service Providers constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to the Registrant and the Service Affiliates during the reporting period were $334,889 in December 31, 2024 and $344,935 in December 31, 2025.

h) Yes. The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor’s independence. All services provided by the Auditor to the Registrant or to the Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

Carol L. Colman

Anthony Grillo

Eileen A. Kamerick

Nisha Kumar

Peter Mason

Hillary A. Sale

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	Please see schedule of investments contained in the Financial Statements and Financial Highlights included under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is disclosed as part of the Financial Statements included in Item 1 of this Form N-CSR, as applicable.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Western Asset Management Company, LLC

Proxy Voting Policies and Procedures

NOTE

The policy below relating to proxy voting and corporate actions is a global policy for Western Asset Management Company, LLC (“Western Asset” or the “Firm”) and all Western Asset affiliates, including Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), as applicable. As compliance with the policy is monitored by Western Asset, the policy has been adopted from the US Compliance Manual and all defined terms are those defined in the US Compliance Manual rather than the compliance manual of any other Western Asset affiliate.

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare, for instance, when fixed income securities are converted into equity by their terms or in connection with a bankruptcy or corporate workout. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Franklin Resources (Franklin Resources includes Franklin Resources, Inc. and organizations operating as Franklin Resources) or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURES

Responsibility and Oversight

The Legal & Compliance Group is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions team of the Investment Operations Group (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Portfolio Compliance Group maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Portfolio Compliance Group for coordination and the following actions:

Proxies are reviewed to determine accounts impacted.

Impacted accounts are checked to confirm Western Asset voting authority.

Where appropriate, the Regulatory Affairs Group reviews the issues presented to determine any material conflicts of interest. (See Conflicts of Interest section of these procedures for further information on determining material conflicts of interest.)

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

The Portfolio Compliance Group provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Portfolio Compliance Group.

Portfolio Compliance Group votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset’s Legal and Compliance Department personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Rule 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

•	A copy of Western Asset’s proxy voting policies and procedures.

•	Copies of proxy statements received with respect to securities in client accounts.

•	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

•	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast;

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team;

9.	Funds are required to categorize their votes so that investors can focus on the topics they find important. Categories include, for example, votes related to director elections, extraordinary transactions, say-on-pay, shareholder rights and defenses, and the environment or climate, among others; and

10.	Funds are required to disclose the number of shares voted or instructed to be cast, as well as the number of shares loaned but not recalled and, therefore, not voted by the fund.

Records are maintained in an easily accessible place for a period of not less than five (5) years with the first two (2) years in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies and procedures are described in the Firm’s Form ADV Part 2A. Clients are provided with a copy of these policies and procedures upon request. In addition, clients may receive reports on how their proxies have been voted, upon request.

Conflicts of Interest

All proxies that potentially present conflicts of interest are reviewed by the Regulatory Affairs Group for a materiality assessment. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions are based on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Situations can arise in which more than one Western Asset client invests in instruments of the same issuer or in which a single client may invest in instruments of the same issuer but in multiple accounts or strategies. Multiple clients or the same client in multiple accounts or strategies may have different investment objectives, investment styles, or investment professionals involved in making decisions. While there may be differences, votes are always cast in the best interests of the client and the investment objectives agreed with Western Asset. As a result, there may be circumstances where Western Asset casts different votes on behalf of different clients or on behalf of the same client with multiple accounts or strategies.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

•	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

•	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

•	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

•	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The Management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

7.	Reporting of Financially Material Information

Western Asset generally believes issuers should disclose information that is material to their business. What qualifies as “material” can vary, so votes are cast on a case-by-case basis but consistent with the overarching principle.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Environmental or social issues that are the subject of a proxy vote will be considered on a case-by-case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

V.	Environmental, Social and Governance (“ESG”) Matters

Western Asset incorporates ESG considerations, among other relevant risks, as part of the overall process where appropriate. The Firm seeks to identify and consider material risks to the investment thesis, including material risks presented by ESG factors. While Western Asset is primarily a fixed income manager, opportunities to vote proxies are considered on the investment merits of the instruments and strategies involved.

As a general proposition, Western Asset votes to encourage disclosure of information material to their business. This principle extends to ESG matters. What qualifies as “material” can vary, so votes are cast on a case-by-case basis but consistent with the overarching principle. Western Asset recognizes that objective standards and criteria may not be available or universally agreed and that there may be different views and subjective analysis regarding factors and their significance.

Targeted environmental or social issues that are the subject of a proxy vote will be considered on a case-by-case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

Retirement Accounts

For accounts subject to ERISA, as well as other retirement accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the Department of Labor has determined that the responsibility remains with the investment manager.

In order to comply with the Department of Labor’s position, Western Asset will be presumed to have the obligation to vote proxies for its retirement accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the retirement account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1): As of the date of filing this report:

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2021

Co-portfolio manager of the fund; Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset (Since 2024); Co-Chief Investment Officer of Western Asset (2023-2024); employed by Western Asset Management as an investment professional for at least the past five years

Christopher Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2021

Co-portfolio manager of the fund; Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Rafael Zielonka Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2023	Co-portfolio manager of the fund; Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional since 2002.

Greg E. Handler Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2021	Co-portfolio manager of the fund; Responsible for the day-to-day management with other members of the Fund’s portfolio management team; research analyst/portfolio manager at Western Asset since 2002.

Annabel Rudebeck Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2021	Co-portfolio manager of the fund; Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Ms.. Rudebeck joined Western Asset in 2016 as Head of Non-US Credit. Ms. Rudebeck has over 18 years of investment industry experience. Formerly Ms. Rudebeck was a Senior Partner and Head of Global Investment-Grade Credit for Rogge Global Partners and also served as a Credit Research Associate at J.P. Morgan Securities.

John Hwang Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since January 27, 2026	Co-portfolio manager of the fund; Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Mr. Hwang is a member of the high-yield desk and specializes in bank loans and corporate structured credit. Mr. Hwang co-manages all collateralized loan obligation (CLO) portfolios and is responsible for all corporate-structured credit investments within Western Asset. Mr. Hwang has over 24 years of investment industry experience.

Ryan Kohan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since January 27, 2026	Co-portfolio manager of the fund; Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Mr. Kohan is Head of Bank Loans and has been employed by Western Asset as an investment professional for at least the past five years. Mr. Kohan has over 17 years of investment industry experience.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of December 31, 2025.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts M anaged	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Michael C. Buchanan‡	Other Registered Investment Companies	61	$82.41 billion	None	None
	Other Pooled Vehicles	189	$47.17 billion	16	$3.01 billion
	Other Accounts	273	$79.61 billion	11	$6.20 billion
Christopher Kilpatrick‡	Other Registered Investment Companies	11	$3.60 billion	None	None
	Other Pooled Vehicles	7	$546 million	3	$389 million
	Other Accounts	13	$820 million	None	None
Rafael Zielonka‡	Other Registered Investment Companies	4	$3.11 billion	None	None
	Other Pooled Vehicles	6	$1.61 billion	None	None
	Other Accounts	4	$692 million	None	None
Annabel Rudebeck‡	Other Registered Investment Companies	4	$2.35 billion	None	None
	Other Pooled Vehicles	10	$2.60 billion	None	None
	Other Accounts	17	$6.56 billion	None	None
Greg Handler‡	Other Registered Investment Companies	4	$1.26 billion	None	None
	Other Pooled Vehicles	10	$2.32 billion	None	None
	Other Accounts	2	$772 million	2	$772 million
John Hwang‡*	Other Registered Investment Companies	None	None	None	None
	Other Pooled Vehicles	9	$2.10 billion	6	1.91 billion
	Other Accounts	2	$445 million	None	None
Ryan Kohan‡*	Other Registered Investment Companies	3	$915 million	None	None
	Other Pooled Vehicles	22	$8.22 billion	9	$2.30 billion
	Other Accounts	13	$1.98 billion	None	None

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). They are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

*Effective January 27, 2026, Messrs. Hwang and Kohan became members of the portfolio management team.

(a)(3): Portfolio Manager Compensation (As of December 31, 2025):

Investment Professional Compensation

Conflicts of Interest

The Subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Subadviser or an affiliate has an interest in the account. The Subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The Subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Subadviser have access to transactions and holdings information regarding client accounts and the Subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Subadviser’s compliance monitoring program.

The Subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Compensation

With respect to the compensation of the Fund’s investment professionals, the Subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the Subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to the Fund, the benchmark set forth in the Fund’s Prospectus to which the Fund’s average annual total returns are compared or, if none, the benchmark set forth in the Fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The Subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the Subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include long-term incentives that vest over a set period of time past the award date.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of December 31, 2025.

Investment Professional(s)	Dollar Range of Portfolio Securities Beneficially Owned
Michael C. Buchanan	E
Christopher Kilpatrick	A
Annabel Rudebeck	A
Greg E. Handler	A
Rafael Zielonka	A
John Hwang*	B
Ryan Kohan*	A

*Effective January 27, 2026, Messrs. Hwang and Kohan became members of the portfolio management team.

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

(c) Consent of Independent Registered Public Accounting Firm

Ex99_CONSENT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Diversified Income Fund

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 27, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 27, 2026

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 27, 2026